UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-21918

Oppenheimer Global Multi Strategies Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Cynthia Lo Bessette

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end:  May 31

Date of reporting period:  11/30/2016

Item 1. Reports to Stockholders.

Semiannual Report 11/30/2016

OppenheimerFunds®
The Right Way
to Invest

Oppenheimer
Global Multi Strategies Fund

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 11/30/16

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	BoA Merrill Lynch 3-Month U.S. Treasury Bill Index
6-Month	-1.27%	-6.95%	0.18%
1-Year	-0.60	-6.32	0.32
5-Year	2.68	1.47	0.11
Since Inception (3/5/07)	1.20	0.58	0.73

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 5.75% maximum applicable sales charge except where “without sales charge” is indicated. Returns do not consider capital gains or income taxes on an individual’s investment. Returns for periods of less than one year are cumulative and not annualized. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). See Fund prospectuses and summary prospectuses for more information on share classes and sales charges.

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Fund Performance Discussion

The Fund’s Class A shares (without sales charge) returned -1.27% during the reporting period. In comparison, the Fund underperformed the BoA Merrill Lynch 3-Month U.S. Treasury Bill Index (the “Index”), which returned 0.18%. The Fund’s underperformance versus the Index occurred as absolute return strategies generally underperformed short-term U.S. Government debt securities this reporting period.

MARKET OVERVIEW

Markets were volatile this reporting period. One of the most significant events during the period was the United Kingdom’s (“UK”) vote to leave the European Union (“EU”). Although the UK still has not initiated the formal process to leave the EU, the vote initially raised the level of uncertainty in global markets. Within days of the result, there were sharp moves across all markets. Perhaps the most significant movers were government bonds, where yields fell sharply, despite already being well below historical levels.

Markets staged an impressive rebound in July, as investor fears receded, particularly over the immediate implications of June’s Brexit vote. We saw central bank action remain supportive with the Bank of England and the European Central Bank (“ECB”) making forceful statements outlining intentions to backstop market sentiment. Central bank activity was not just apparent after the Brexit vote, but played a large role throughout the period.

In June, the ECB started to purchase European corporate bonds, marking another ‘Rubicon crossed’ in the central bank’s unconventional monetary policy moves. The purchasing program started more aggressively than had been expected, buying at the upper end of the 5-10 billion euro per month range.

Two key policy meetings in the third quarter were closely watched, one with the U.S. Federal Reserve (“Fed”) and the other from the Bank of Japan (“BoJ”). The Fed was not expected to hike rates and they met this expectation. However the details were mixed, with 3 dissenters voting in favor of a hike. The overall message was dovish, though a December hike remained likely, and in fact occurred after the period ended.

The BoJ’s meeting was perhaps even more eagerly anticipated, with a growing view that the unprecedented monetary policy experiment from the last few years has failed to generate the promised inflation. Expectations varied widely, from a further rate cut (to more deeply negative), to expansion of the quantitative easing program, to no

3      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

change to policy. In the end, the bank opted for what amounted to a fine-tuning of policy: It left its rates unchanged, but announced a new policy of ‘yield curve control’, where it would keep the 10-year Japanese Government Bond yield anchored around 0%, and target a modestly positively sloping yield curve.

After the election of Donald Trump in November 2016, U.S. markets shifted to a more “risk on” environment as equities rallied and bonds sold off, while international markets were mixed.

FUND REVIEW

The Fund’s negative return during the reporting period can be largely attributed to two of the four major alternative strategy categories: Equity Market Neutral and Volatility. Fixed-Income Alternatives and Global Macro produced positive results for the Fund this reporting period.

The Fund’s Equity Market Neutral strategy involves investments in equity securities while seeking to minimize systematic equity risk. Within Equity Market Neutral, several individual long/short strategies continued to underperform. The strategies were stymied by the rebound in energy and the fall in precious metals mining firms. Several of the long/ short positions in these strategies continue to be short energy names and long precious metals mining companies. Volatility involves investment in options and other derivatives to take advantage of mispricing opportunities in the options markets. The performance of the strategy was weighed down by the VX-CBOE Volatility Index (VIX) futures market timing strategy. In addition, our FX volatility swap strategy detracted from performance. Under this strategy, we buy or sell currency volatility swaps when their volatility-implied prices are sharply different from actual volatility characteristics.

The Fund’s Fixed-Income Alternatives strategy involves investments in sovereign and corporate fixed-income securities as well as fixed-income alternatives, such as event-linked or catastrophe (“cat”) bonds. The cat bond strategy performed well as we benefited from the absence of catastrophe-related events and the sector continued to rally. In Global Macro, which involves tactical positioning in broad asset and/or sector classes, several individual strategies that involve tactical positioning worked in our favor.

STRATEGY & OUTLOOK

Interest rates are going up: We believe rates should face pressure to the upside as the combination of rate hikes from the Fed and fiscal policy stimulus, as expected from President-elect Trump, would likely put downward pressure on Treasury prices.

Energy can benefit: We believe that energy prices and certain commodity products, such as industrial metals, have the potential to benefit from the Trump administration’s policies.

4      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

Equities could look to take another leg up: After the reporting period ended, the Fed decided to raise interest rates in December. We believe that President-elect Trump will propose aggressive fiscal stimulus to spur growth. In our view, the incoming administration has intentions of encouraging companies to repatriate cash from their offshore accounts. This tax holiday expectation is likely to generate an abundance of event-driven opportunities, including mergers and shareholder activism. We have strategies set to attempt to exploit these opportunities.

Caleb Wong
Portfolio Manager

5      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

Top Holdings and Allocations

PORTFOLIO ALLOCATION

Non-Convertible Corporate Bonds and Notes	36.5%
Event-Linked Bonds
Multiple Event	9.7
Windstorm	5.4
Earthquake	4.6
Other	2.2
Longevity	0.3
Short-Term Notes	20.6
Common Stocks	13.3
Investment Companies
Oppenheimer Institutional Government Money Market Fund	1.1
Oppenheimer Master Loan Fund, LLC	3.0
PowerShares Senior Loan Portfolio Exchange Traded Fund	2.9
Mortgage-Backed Obligations Government Agency	0.4
Rights, Warrants and Certificates	—*

* Represents a value of less than 0.05%.

Portfolio holdings and allocations are subject to change. Percentages are as of November 30, 2016, and are based on the total market value of investments.

TOP TEN HOLDINGS

United States Treasury Bills, 0.468%, 3/9/17	17.7%
Oppenheimer Master Loan Fund, LLC	2.5
PowerShares Senior Loan Portfolio Exchange Traded Fund	2.5
Oppenheimer Institutional Government Money Market Fund, Cl. E	0.9
Tradewynd Re Ltd. Catastrophe Linked Nts., 7.367%, 1/9/17	0.6
Columbus Cable Barbados Ltd., 7.375% Sr. Unsec. Nts., 3/30/21	0.6
Riverfront Re Ltd. Catastrophe Linked Nts., 4.477%, 1/6/17	0.6
Bancolombia SA, 5.125% Unsec. Sub. Nts., 9/11/22	0.6
Cemex Finance LLC, 6% Sr. Sec. Nts., 4/1/24	0.5
Team Health Holdings, Inc.	0.5

Portfolio holdings and allocations are subject to change. Percentages are as of November 30, 2016, and are based on net assets. For more current Top 10 Fund holdings, please visit oppenheimerfunds.com.

6      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 11/30/16

	Inception Date	6-Month	1-Year	5-Year	Since Inception
Class A (OARAX)	3/5/07	-1.27%	-0.60%	2.68%	1.20%

Class C (OARCX)	1/27/12	-1.66	-1.41	N/A	1.59

Class I (OAIIX)	1/27/12	-1.14	-0.32	N/A	2.69

Class Y (OARYX)	1/27/12	-1.24	-0.52	N/A	2.45

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 11/30/16
	Inception Date	6-Month	1-Year	5-Year	Since Inception
Class A (OARAX)	3/5/07	-6.95%	-6.32%	1.47%	0.58%

Class C (OARCX)	1/27/12	-2.64	-2.38	N/A	1.59

Class I (OAIIX)	1/27/12	-1.14	-0.32	N/A	2.69

Class Y (OARYX)	1/27/12	-1.24	-0.52	N/A	2.45

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800. CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; and for Class C shares, the contingent deferred sales charge of 1%. There is no sales charge for Class I and Class Y shares. Returns for periods of less than one year are cumulative and not annualized. See Fund prospectuses and summary prospectuses for more information on share classes and sales charges.

The Fund’s performance is compared to the performance of the Bank of America (BoA) Merrill Lynch 3-Month U.S. Treasury Bill Index. The BoA Merrill Lynch 3-month U.S. Treasury Bill Index is an index of short-term U.S. Government securities with a remaining term to final maturity of less than three months. The Index is unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the Index. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund

7      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

8      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended November 30, 2016.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended November 30, 2016” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

9      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

Actual	Beginning Account Value June 1, 2016	Ending Account Value November 30, 2016	Expenses Paid During 6 Months Ended November 30, 2016

Class A	$1,000.00	$987.30	$6.80

Class C	1,000.00	983.40	10.95

Class I	1,000.00	988.60	5.55

Class Y	1,000.00	987.60	6.30

Hypothetical (5% return before expenses)

Class A	1,000.00	1,018.25	6.90

Class C	1,000.00	1,014.09	11.12

Class I	1,000.00	1,019.50	5.63

Class Y	1,000.00	1,018.75	6.40

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended November 30, 2016 are as follows:

Class	Expense Ratios

Class A	1.36%

Class C	2.19

Class I	1.11

Class Y	1.26

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Consolidated Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

10      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS November 30, 2016 Unaudited

	Shares	Value

Common Stocks—11.4%

Consumer Discretionary—2.4%

Diversified Consumer Services—0.5%

LifeLock, Inc.[1]	22,422	$533,868

Household Durables—0.5%

Harman International Industries, Inc.	4,775	522,242

Internet & Direct Marketing Retail—0.5%

Blue Nile, Inc.	13,250	534,240

Specialty Retail—0.9%

Ascena Retail Group, Inc.[1]	49,561	299,348

Cabela’s, Inc.[1]	5,379	334,789

CST Brands, Inc.	7,628	366,373

		1,000,510

Consumer Staples—0.3%

Food Products—0.3%

WhiteWave Foods Co. (The), Cl. A1	6,572	362,051

Energy—0.2%

Energy Equipment & Services—0.0%

Vantage Drilling International[1]	447	38,889

Oil, Gas & Consumable Fuels—0.2%

Arch Coal, Inc., Cl. A1	116	9,052

Halcon Resources Corp.[1]	5,361	50,983

SandRidge Energy, Inc.[1]	1,128	25,831

Westmoreland Coal Co.[1]	6,660	115,351

		201,217

Financials—0.9%

Capital Markets—0.1%

Goldman Sachs Group, Inc. (The)	531	116,443

Commercial Banks—0.0%

Atlantic Capital Bancshares, Inc.[1]	312	5,023

Insurance—0.4%

Endurance Specialty Holdings Ltd.	3,743	345,105

Enstar Group Ltd.[1]	237	46,606

		391,711

Thrifts & Mortgage Finance—0.4%

Essent Group Ltd.[1]	1,183	36,105

EverBank Financial Corp.	18,927	365,291

		401,396

Health Care—0.8%

Biotechnology—0.1%

Chelsea Therapeutics, Inc.[1,2]	40,295	—

Dyax Corp.[1,2]	10,393	104

Immunomedics, Inc.[1]	31,189	100,428

		100,532

11      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value

Health Care Providers & Services—0.7%

Capital Senior Living Corp.[1]	13,558	$211,234

Team Health Holdings, Inc.[1]	12,901	548,937

		760,171

Pharmaceuticals—0.0%

Ambit Biosciences Corp.[1,2]	23,568	14,141

Durata Therapeutics[1,2]	14,998	—

Teva Pharmaceutical Industries Ltd.[1]	940	—

		14,141

Industrials—1.0%

Aerospace & Defense—0.2%

Arconic, Inc.	10,192	196,502

Building Products—0.0%

Griffon Corp.	594	14,196

Commercial Services & Supplies—0.3%

G&K Services, Inc., Cl. A	3,770	361,618

Construction & Engineering—0.1%

Great Lakes Dredge & Dock Corp.[1]	18,935	80,474

Machinery—0.4%

Joy Global, Inc.	13,029	365,203

Information Technology—4.5%

Communications Equipment—0.7%

Aerohive Networks, Inc.[1]	41,242	227,243

Brocade Communications Systems, Inc.	42,440	523,710

		750,953

Electronic Equipment, Instruments, & Components—0.3%

DTS, Inc.	8,470	359,636

Internet Software & Services—0.9%

Benefitfocus, Inc.[1]	455	12,422

Endurance International Group Holdings, Inc.[1]	1,970	15,662

Everyday Health, Inc.[1]	50,349	526,147

Limelight Networks, Inc.[1]	1,994	4,227

LinkedIn Corp., Cl. A1	1,881	367,246

		925,704

IT Services—0.0%

MoneyGram International, Inc.[1]	668	7,295

Semiconductors & Semiconductor Equipment—1.2%

Exar Corp.[1]	12,379	123,666

Hanergy Thin Film Power Group Ltd.[1]	150,879	19,014

Intersil Corp., Cl. A	15,988	354,134

Lattice Semiconductor Corp.[1]	65,361	458,181

SunEdison Semiconductor Ltd.[1]	30,880	369,325

		1,324,320

Software—1.4%

Interactive Intelligence Group, Inc.[1]	6,056	366,085

12      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

	Shares	Value

Software (Continued)

Mentor Graphics Corp.	14,389	$525,918

TubeMogul, Inc.[1]	38,752	542,528

		1,434,531

Materials—0.8%

Chemicals—0.3%

Chemtura Corp.[1]	10,545	347,458

Construction Materials—0.5%

Headwaters, Inc.[1]	22,189	525,879

Telecommunication Services—0.5%

Diversified Telecommunication Services—0.5%

Inteliquent, Inc.	23,394	529,640

Wireless Telecommunication Services—0.0%

NII Holdings, Inc.[1]	3,028	5,148

Utilities—0.0%

Independent Power and Renewable Electricity Producers—0.0%

EME Reorganization Trust[1]	260,360	1,198

NRG Energy, Inc.	856	9,709

		10,907

Total Common Stocks (Cost $13,349,225)		12,221,898

	Units

Rights, Warrants and Certificates—0.0%

Halcon Resources Corp. Wts., Strike Price $14.04, Exp. 9/9/20[1]	1,456	3,625

Kaisa Group Holdings Ltd. Rts., Strike Price 1SGD, Exp. 12/31/49[1]	231	2

SandRidge Energy, Inc., Wts., Strike Price $41.34, Exp. 10/3/22[1]	977	3,664

SandRidge Energy, Inc., Wts., Strike Price $42.03, Exp. 10/3/22[1]	411	1,521

Total Rights, Warrants and Certificates (Cost $90,101)		8,812

	Principal Amount

Mortgage-Backed Obligations—0.3%

Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security:
Series 177, Cl. IO, 39.734%, 7/1/26[3]	$161,875	35,942
Series 2815, Cl. PT, 99.999%, 11/15/32[3]	48,786	1,511
Series 2922, Cl. SE, 16.722%, 2/15/35[3]	17,888	2,875
Series 3005, Cl. WI, 0.00%, 7/15/35[3,4]	30,572	5,818
Series 3031, Cl. BI, 60.701%, 8/15/35[3]	264,532	58,290
Series 3606, Cl. SN, 16.831%, 12/15/39[3]	108,318	17,408

Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security:
Series 2003-33, Cl. IA, 5.458%, 5/25/33[3]	39,944	10,187
Series 2003-52, Cl. NS, 31.357%, 6/25/23[3]	51,937	5,044
Series 2004-56, Cl. SE, 21.181%, 10/25/33[3]	75,061	17,107
Series 2005-12, Cl. SC, 22.438%, 3/25/35[3]	8,431	1,368
Series 2005-14, Cl. SE, 31.997%, 3/25/35[3]	145,128	22,974
Series 2005-6, Cl. SE, 30.981%, 2/25/35[3]	179,227	29,437
Series 2005-87, Cl. SE, 21.555%, 10/25/35[3]	101,245	16,947
Series 2006-53, Cl. US, 18.89%, 6/25/36[3]	79,085	12,340

13      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value

Mortgage-Backed Obligations (Continued)

Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security: (Continued)
Series 2007-88, Cl. XI, 0.00%, 6/25/37[3,4]	$145,035	$27,002
Series 2010-116, Cl. BI, 23.904%, 8/25/20[3]	138,380	6,875
Series 2011-96, Cl. SA, 15.982%, 10/25/41[3]	418,412	78,133

Government National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security, Series 2002-76, Cl. SG, 14.045%, 10/16/29[3]	167,135	35,263

Total Mortgage-Backed Obligations (Cost $283,798)		384,521

Non-Convertible Corporate Bonds and Notes—31.3%

Consumer Discretionary—7.4%

Automobiles—0.3%

ZF North America Capital, Inc., 4.75% Sr. Unsec. Nts., 4/29/25[5]	300,000	301,875

Diversified Consumer Services—0.4%

Laureate Education, Inc., 10% Sr. Unsec. Nts., 9/1/19[5]	400,000	386,500

Hotels, Restaurants & Leisure—2.2%

1011778 B.C. ULC/New Red Finance, Inc., 6% Sec. Nts., 4/1/22[5]	400,000	418,000

Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., 5.625% Sr. Unsec. Nts., 10/15/21	250,000	258,137

MGM Resorts International, 7.75% Sr. Unsec. Nts., 3/15/22	400,000	458,000

Scientific Games International, Inc., 10% Sr. Unsec. Nts., 12/1/22	400,000	377,000

Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., 5.50% Sr. Unsec. Nts., 3/1/25[5]	400,000	395,500

Wynn Macau Ltd., 5.25% Sr. Unsec. Nts., 10/15/21[5]	450,000	454,500

		2,361,137

Household Durables—0.3%

Ardagh Packaging Finance plc/Ardagh Holdings USA, Inc., 7.25% Sr. Unsec. Nts., 5/15/24[5]	300,000	314,625

Media—3.8%

CCO Holdings LLC/CCO Holdings Capital Corp., 5.125% Sr. Unsec. Nts., 5/1/23[5]	400,000	411,000

Cequel Communications Holdings I LLC/Cequel Capital Corp., 6.375% Sr. Unsec. Nts., 9/15/20[5]	400,000	413,628

Charter Communications Operating LLC/Charter Communications Operating Capital, 4.908% Sr. Sec. Nts., 7/23/25[5]	400,000	417,687

Columbus Cable Barbados Ltd., 7.375% Sr. Unsec. Nts., 3/30/21[5]	600,000	640,500

CSC Holdings LLC, 10.875% Sr. Unsec. Nts., 10/15/25[5]	300,000	350,250

DISH DBS Corp., 5.875% Sr. Unsec. Nts., 7/15/22	400,000	415,000

SFR Group SA, 7.375% Sr. Sec. Nts., 5/1/26[5]	300,000	300,375

Sirius XM Radio, Inc., 6% Sr. Unsec. Nts., 7/15/24[5]	400,000	417,000

Univision Communications, Inc., 5.125% Sr. Sec. Nts., 2/15/25[5]	400,000	380,500

VTR Finance BV, 6.875% Sr. Sec. Nts., 1/15/24[5]	350,000	356,125

		4,102,065

Multiline Retail—0.4%

Dollar Tree, Inc., 5.75% Sr. Sec. Nts., 3/1/23	400,000	427,000

14      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

	Principal Amount	Value

Consumer Staples—0.5%

Food Products—0.5%

MHP SA, 8.25% Sr. Unsec. Nts., 4/2/20[5]	$200,000	$189,731

Post Holdings, Inc., 5% Sr. Unsec. Nts., 8/15/26[5]	400,000	380,400

		570,131

Energy—4.6%

Energy Equipment & Services—0.4%

CHC Helicopter SA, 9.25% Sr. Sec. Nts., 10/15/20[6]	225,000	111,375

Offshore Group Investment Ltd., 7.50% 1st Lien Nts., 11/1/19[2,6]	250,000	—

Vantage Drilling International, 10% Sec. Nts., 12/31/20	357,000	322,192

		433,567

Oil, Gas & Consumable Fuels—4.2%

Cenovus Energy, Inc., 6.75% Sr. Unsec. Nts., 11/15/39	400,000	421,361

Concho Resources, Inc., 5.50% Sr. Unsec. Unsub. Nts., 4/1/23	400,000	413,260

Continental Resources, Inc., 5% Sr. Unsec. Nts., 9/15/22	400,000	400,500

EP Energy LLC/Everest Acquisition Finance, Inc., 9.375% Sr. Unsec. Nts., 5/1/20	400,000	337,120

Gazprom OAO Via Gaz Capital SA:
7.288% Sr. Unsec. Nts., 8/16/37[5]	200,000	219,228
9.25% Sr. Unsec. Nts., 4/23/19[5]	300,000	338,216

Lukoil International Finance BV, 4.563% Sr. Unsec. Unsub. Nts., 4/24/23[5]	450,000	448,654

NGPL PipeCo LLC, 7.119% Sr. Sec. Nts., 12/15/17[5]	400,000	417,000

Petrobras Global Finance BV, 5.375% Sr. Unsec. Nts., 1/27/21	100,000	97,600

Petroleos de Venezuela SA, 12.75% Sr. Unsec. Nts., 2/17/22[5]	250,000	145,500

Rio Oil Finance Trust, 9.25% Sr. Sec. Nts., 7/6/24[5]	276,010	259,643

Sabine Pass Liquefaction LLC, 5.625% Sr. Sec. Nts., 2/1/21	350,000	373,625

Sandridge Energy, Inc., 7.50% Sr. Unsec. Nts., 3/15/21[2,6]	500,000	50

Williams Partners LP/ACMP Finance Corp., 4.875% Sr. Unsec. Nts., 5/15/23	400,000	404,927

YPF SA, 8.50% Sr. Unsec. Nts., 7/28/25[5]	200,000	204,000

		4,480,684

Financials—4.9%

Capital Markets—0.4%

Springleaf Finance Corp., 6.90% Sr. Unsec. Nts., 12/15/17	450,000	470,250

Commercial Banks—3.1%

Banco ABC Brasil SA, 7.875% Sub. Nts., 4/8/20[5]	200,000	210,118

Banco BMG SA, 8.875% Sub. Nts., 8/5/20[5]	200,000	203,338

Banco Hipotecario SA, 9.75% Sr. Unsec. Nts., 11/30/20[5]	200,000	215,500

Bancolombia SA, 5.125% Unsec. Sub. Nts., 9/11/22	600,000	603,000

Corp Group Banking SA, 6.75% Sr. Unsec. Nts., 3/15/23[5]	250,000	236,017

HBOS plc, 6.75% Sub. Nts., 5/21/18[5]	400,000	424,185

ICICI Bank Ltd., 6.375% Jr. Sub. Nts., 4/30/22[5,7]	250,000	251,470

Intercorp Peru Ltd., 5.875% Sr. Unsec. Nts., 2/12/25[5]	200,000	205,000

Itau Unibanco Holding SA (Cayman Islands), 5.125% Sub. Nts., 5/13/23[5]	300,000	300,090

Moon Wise Global Ltd., 9% Sub. Perpetual Bonds[7,8]	200,000	217,505

Turkiye Sise ve Cam Fabrikalari AS, 4.25% Sr. Unsec. Nts., 5/9/20[5]	200,000	194,800

15      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value

Commercial Banks (Continued)

Yapi ve Kredi Bankasi AS, 6.75% Sr. Unsec. Nts., 2/8/17[5]	$200,000	$201,365

		3,262,388

Diversified Financial Services—0.0%

Samson Investment Co., 9.75% Sr. Unsec. Nts., 2/15/20[6]	350,000	21,437

Equity Real Estate Investment Trusts (REITs)—0.4%

Crown Castle International Corp., 5.25% Sr. Unsec. Nts., 1/15/23	400,000	436,324

Insurance—0.4%

HUB International Ltd., 7.875% Sr. Unsec. Nts., 10/1/21[5]	400,000	409,500

Real Estate Management & Development—0.6%

China Evergrande Group, 8.75% Sr. Unsec. Nts., 10/30/18[5]	250,000	260,000

Country Garden Holdings Co. Ltd., 7.875% Sr. Unsec. Nts., 5/27/19[5]	200,000	211,778

Kaisa Group Holdings Ltd.:
6.56% Sr. Unsec. Nts., 6/30/20[9]	41,725	38,452
6.56% Sr. Unsec. Nts., 12/31/19[9]	23,180	21,395
6.56% Sr. Unsec. Nts., 12/31/21[9]	60,269	55,258
6.56% Sr. Unsec. Nts., 6/30/21[9]	55,633	51,043
6.56% Sr. Unsec. Nts., 12/31/20[9]	50,997	46,836

		684,762

Health Care—1.4%

Health Care Equipment & Supplies—0.3%

Ortho-Clinical Diagnostics, Inc./Ortho-Clinical Diagnostics SA, 6.625% Sr. Unsec. Nts., 5/15/22[5]	400,000	335,000

Health Care Providers & Services—1.1%

Centene Corp., 5.625% Sr. Unsec. Nts., 2/15/21	400,000	413,000

DaVita, Inc.:
5.125% Sr. Unsec. Nts., 7/15/24	250,000	247,344
5.75% Sr. Unsec. Nts., 8/15/22	100,000	104,125

HCA, Inc., 6.50% Sr. Sec. Nts., 2/15/20	400,000	436,500

		1,200,969

Industrials—2.7%

Aerospace & Defense—0.8%

Arconic, Inc., 5.40% Sr. Unsec. Nts., 4/15/21	400,000	424,000

TransDigm, Inc., 6.50% Sr. Sub. Nts., 7/15/24	400,000	416,500

		840,500

Building Products—0.2%

Elementia SAB de CV, 5.50% Sr. Unsec. Nts., 1/15/25[5]	200,000	186,500

Construction & Engineering—0.0%

OAS Financial Ltd., 8% Sr. Unsec. Nts., 7/2/21[6,10]	335,000	16,750

Industrial Conglomerates—0.3%

Icahn Enterprises LP/Icahn Enterprises Finance Corp., 6% Sr. Unsec. Nts., 8/1/20	400,000	399,000

Machinery—0.4%

Case New Holland Industrial, Inc., 7.875% Sr. Unsec. Nts., 12/1/17	400,000	423,044

16      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

	Principal Amount	Value

Professional Services—0.4%

Nielsen Finance LLC/Nielsen Finance Co., 5% Sr. Unsec. Nts., 4/15/22[5]	$400,000	$409,500

Trading Companies & Distributors—0.3%

Eldorado International Finance GmbH, 8.625% Sr. Unsec. Nts., 6/16/21[5]	200,000	162,000

United Rentals North America, Inc., 7.625% Sr. Unsec. Nts., 4/15/22	142,000	150,875

		312,875

Transportation Infrastructure—0.3%

Aeropuertos Argentina 2000 SA, 10.75% Sr. Sec. Nts., 12/1/20[5]	119,000	128,112

Global Ports Finance plc, 6.872% Unsec. Nts., 1/25/22[5]	200,000	205,000

		333,112

Information Technology—2.0%

Communications Equipment—0.8%

Alcatel-Lucent USA, Inc., 6.45% Sr. Unsec. Nts., 3/15/29	400,000	421,000

CommScope Technologies Finance LLC, 6% Sr. Unsec. Nts., 6/15/25[5]	400,000	418,500

		839,500

Software—0.8%

BMC Software Finance, Inc., 8.125% Sr. Unsec. Nts., 7/15/21[5]	400,000	362,000

Solera LLC/Solera Finance, Inc., 10.50% Sr. Unsec. Nts., 3/1/24[5]	400,000	444,000

		806,000

Technology Hardware, Storage & Peripherals—0.4%

Western Digital Corp., 10.50% Sr. Unsec. Nts., 4/1/24[5]	400,000	464,000

Materials—3.1%

Chemicals—0.7%

Hexion, Inc., 8.875% Sec. Nts., 2/1/18	400,000	389,000

Momentive Performance Materials, Inc., 3.88% Sr. Sec. Nts., 10/24/21	400,000	375,600

		764,600

Construction Materials—0.5%

Cemex Finance LLC, 6% Sr. Sec. Nts., 4/1/24[5]	550,000	550,000

Containers & Packaging—0.4%

Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Luxembourg SA, 5.75% Sr. Sec. Nts., 10/15/20	350,000	360,500

Metals & Mining—1.3%

ALROSA Finance SA, 7.75% Sr. Unsec. Nts., 11/3/20[5]	250,000	281,485

AngloGold Ashanti Holdings plc, 5.125% Sr. Unsec. Nts., 8/1/22	250,000	247,423

Evraz Group SA, 6.50% Sr. Unsec. Nts., 4/22/20[5]	200,000	208,500

FMG Resources August 2006 Pty Ltd., 9.75% Sr. Sec. Nts., 3/1/22[5]	400,000	463,440

Nord Gold SE, 6.375% Sr. Unsec. Nts., 5/7/18[5]	200,000	207,638

		1,408,486

Paper & Forest Products—0.2%

Suzano Trading Ltd., 5.875% Sr. Unsec. Nts., 1/23/21[5]	200,000	209,000

Telecommunication Services—3.7%

Diversified Telecommunication Services—2.5%

CenturyLink, Inc., 5.80% Sr. Unsec. Nts., 3/15/22	400,000	396,500

17      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount		Value

Diversified Telecommunication Services (Continued)

Colombia Telecomunicaciones SA ESP:
5.375% Sr. Unsec. Nts., 9/27/22[5]		$200,000	$191,500
8.50% Sub. Perpetual Bonds[5,7,8]		450,000	393,750

Embarq Corp., 7.995% Sr. Unsec. Nts., 6/1/36		400,000	385,040

Intelsat Jackson Holdings SA, 7.25% Sr. Unsec. Nts., 10/15/20		400,000	293,500

T-Mobile USA, Inc., 6.625% Sr. Unsec. Nts., 4/1/23		400,000	424,872

Turk Telekomunikasyon AS, 4.875% Sr. Unsec. Nts., 6/19/24[5]		200,000	188,000

Zayo Group LLC/Zayo Capital, Inc., 6% Sr. Unsec. Nts., 4/1/23		400,000	419,000

			2,692,162

Wireless Telecommunication Services—1.2%

Digicel Group Ltd., 8.25% Sr. Unsec. Nts., 9/30/20[5]		400,000	338,600

Millicom International Cellular SA, 6% Sr. Unsec. Nts., 3/15/25[5]		200,000	195,500

Sistema JSFC via Sistema International Funding SA, 6.95% Sr. Unsec. Nts., 5/17/19[5]		200,000	212,119

SoftBank Group Corp., 4.50% Sr. Unsec. Nts., 4/15/20[5]		250,000	255,625

Wind Acquisition Finance SA, 7.375% Sec. Nts., 4/23/21[5]		250,000	255,625

			1,257,469

Utilities—1.0%

Electric Utilities—0.5%

FirstEnergy Corp., 7.375% Sr. Unsec. Nts., 11/15/31		400,000	499,668

MMC Energy, Inc., 8.875% Sr. Unsec. Nts., 10/15/20[2,6]		250,000	—

			499,668

Independent Power and Renewable Electricity Producers—0.5%

AES Andres BV/Dominican Power Partners/Empresa Generadora de Electricidad It, 7.95% Sr. Unsec. Nts., 5/11/26[5]		200,000	206,540

Talen Energy Supply LLC, 4.625% Sr. Unsec. Nts., 7/15/19[5]		400,000	382,500

			589,040

Total Non-Convertible Corporate Bonds and Notes (Cost $34,279,031)			33,559,920

Event-Linked Bonds—19.0%

Earthquake—3.9%

Acorn Re Ltd. Catastrophe Linked Nts., 4.183%, 7/17/18[7,10]		250,000	258,512

Azzurro Re I Ltd. Catastrophe Linked Nts., 2.15%, 1/16/19[5,7]	EUR	450,000	478,244

Bosphorus Ltd. Catastrophe Linked Nts., 4.036%, 8/17/18[7,10]		250,000	253,962

Golden State Re II Ltd. Catastrophe Linked Nts., 2.682%, 1/8/19[5,7]		500,000	500,025

Kizuna Re II Ltd. Catastrophe Linked Nts.:
2.727%, 4/6/18[5,7]		440,000	442,530
2.977%, 4/6/18[5,7]		250,000	250,912

Merna Re Ltd. Catastrophe Linked Nts., 2.477%, 4/9/18[5,7]		250,000	250,738

Merna Re V Ltd. Catastrophe Linked Nts., 2.477%, 4/7/17[5,7]		250,000	250,987

Nakama Re Ltd. Catastrophe Linked Nts.:
2.602%, 1/16/19[5,7]		250,000	250,688
2.977%, 4/13/18[5,7]		250,000	251,638
3.068%, 10/13/21[5,7]		250,000	250,888
3.352%, 1/16/20[7,10]		250,000	254,713

Ursa Re Ltd. Catastrophe Linked Nts., 3.50%, 12/7/17[5,7]		500,000	502,925

			4,196,762

18      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

	Principal Amount		Value

Longevity—0.3%

Vita Capital VI Ltd. Catastrophe Linked Nts., 3.647%, 1/8/21[5,7]		$250,000	$254,587

Multiple Event—8.3%

Atlas IX Capital DAC Catastrophe Linked Nts., 4.036%, 1/17/19[5,7]		500,000	509,225

Caelus Re 2013 Ltd. Catastrophe Linked Nts., 7.327%, 4/7/20[5,7]		500,000	510,275

Caelus Re IV Ltd. Catastrophe Linked Nts., 5.977%, 3/6/20[5,7]		250,000	264,162

Citrus Re Ltd. Catastrophe Linked Nts.:
4.777%, 4/24/17[5,7]		250,000	253,262
5.487%, 4/18/17[5,7]		250,000	253,812

Cranberry Re Ltd. Catastrophe Linked Nts., 4.337%, 7/6/18[5,7]		250,000	257,287

East Lane Re VI Ltd. Catastrophe Linked Nts., 3.127%, 3/14/18[5,7]		250,000	253,387

Kilimanjaro Re Ltd. Catastrophe Linked Nts.:
4.977%, 4/30/18[5,7]		250,000	256,412
5.227%, 4/30/18[5,7]		250,000	257,987

PennUnion Re Ltd. Catastrophe Linked Nts., 4.977%, 12/7/18[5,7]		250,000	256,138

Residential Reinsurance 2012 Ltd. Catastrophe Linked Nts.:
4.977%, 12/6/16[5,7]		500,000	501,425
6.227%, 12/6/16[5,7]		250,000	250,713

Residential Reinsurance 2013 Ltd. Catastrophe Linked Nts., 5.727%, 12/6/17[5,7]		250,000	254,288

Residential Reinsurance 2014 Ltd. Catastrophe Linked Nts., 4.087%, 6/6/18[5,7]		500,000	509,825

Residential Reinsurance 2016 Ltd. Catastrophe Linked Nts.:
3.727%, 6/6/20[5,7]		500,000	507,875
3.977%, 12/6/23[5,7]		250,000	250,031

Riverfront Re Ltd. Catastrophe Linked Nts., 4.477%, 1/6/17[5,7]		625,000	627,906

Sanders Re Ltd. Catastrophe Linked Nts.:
3.557%, 5/25/18[5,7]		250,000	254,038
3.777%, 5/25/18[5,7]		250,000	254,413
3.977%, 5/5/17[5,7]		500,000	504,925
4.247%, 6/7/17[5,7]		250,000	252,863
4.477%, 5/5/17[5,7]		500,000	505,975

Tradewynd Re Ltd. Catastrophe Linked Nts.:
5.31%, 1/8/21[5,7]		250,000	254,838
7.367%, 1/9/17[5,7]		675,000	678,611

VenTerra Re Ltd. Catastrophe Linked Nts., 4.227%, 1/9/17[5,7]		250,000	251,263

			8,930,936

Other—1.9%

Benu Capital Ltd. Catastrophe Linked Nts.:
2.55%, 1/8/20[5,7]	EUR	250,000	266,764
3.35%, 1/8/20[5,7]	EUR	500,000	536,761

Vitality Re IV Ltd. Catastrophe Linked Nts., 4.227%, 1/9/17[5,7]		250,000	251,262

Vitality Re V Ltd. Catastrophe Linked Nts., 2.227%, 1/7/19[5,7]		500,000	498,475

Vitality Re VI Ltd. Catastrophe Linked Nts., 2.577%, 1/8/18[5,7]		250,000	250,788

Vitality Re VII Ltd. Catastrophe Linked Nts., 3.127%, 1/7/20[7,10]		250,000	254,613

			2,058,663

Windstorm—4.6%

Akibare Re Ltd. Catastrophe Linked Nts., 3.578%, 4/7/20[5,7]		250,000	255,537

19      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount		Value

Windstorm (Continued)

Alamo Re Ltd. Catastrophe Linked Nts.:
5.097%, 6/7/19[5,7]		$250,000	$264,487
5.677%, 6/7/17[5,7]		250,000	254,737

Aozora Re Ltd. Catastrophe Linked Nts., 2.477%, 4/7/17[5,7]	JPY	25,500,000	223,405

Armor Re Ltd. Catastrophe Linked Nts., 4.927%, 12/15/16[5,7]		500,000	501,762

Calypso Capital II Ltd. Catastrophe Linked Nts., 2.88%, 1/9/17[5,7]	EUR	250,000	263,903

Citrus Re Ltd. Catastrophe Linked Nts., 7.50%, 2/25/19[5,7]		250,000	263,213

Everglades Re II Ltd. Catastrophe Linked Nts., 5.712%, 5/3/18[5,7]		250,000	257,063

Everglades Re Ltd. Catastrophe Linked Nts., 7.592%, 4/28/17[5,7]		250,000	255,587

Gator Re Ltd. Catastrophe Linked Nts., 6.752%, 1/9/17[5,7]		500,000	503,725

Green Fields II Capital Ltd. Catastrophe Linked Nts., 2.75%, 1/9/17[5,7]	EUR	319,000	338,261

Lion I Re Ltd. Catastrophe Linked Nts., 2.31%, 4/28/17[5,7]	EUR	250,000	263,558

Manatee Re Ltd. Catastrophe Linked Nts., 5.477%, 12/22/17[5,7]		250,000	254,088

Pelican III Re Ltd. Catastrophe Linked Nts., 6.657%, 4/16/18[5,7]		250,000	258,288

Pelican Re Ltd. Catastrophe Linked Nts., 6.477%, 5/15/17[5,7]		250,000	255,563

Queen City Re Ltd. Catastrophe Linked Nts., 3.977%, 1/6/17[5,7]		500,000	502,125

			4,915,302

Total Event-Linked Bonds (Cost $20,446,398)			20,356,250

Short-Term Note—17.7%

United States Treasury Bills, 0.468%, 3/9/17[11,12,13] (Cost $18,975,772)		19,000,000	$18,974,654

	Shares

Investment Companies—6.0%

Oppenheimer Institutional Government Money Market Fund, Cl. E, 0.29%[14,15]		974,513	974,513

Oppenheimer Master Loan Fund, LLC[14]		171,168	2,721,861

PowerShares Senior Loan Portfolio Exchange Traded Fund		116,800	2,702,752

Total Investment Companies (Cost $6,561,297)			6,399,126

Total Investments, at Value (Cost $93,985,622)		85.7%	91,905,181

Net Other Assets (Liabilities)		14.3	15,278,787

Net Assets		100.0%	$107,183,968

Footnotes to Consolidated Statement of Investments

1. Non-income producing security.

2. Security received as the result of issuer reorganization.

3. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $384,521 or 0.36% of the Fund’s net assets at period end.

4. Interest rate is less than 0.0005%.

5. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $38,872,482 or 36.27% of the Fund’s net assets at period end.

20      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

Footnotes to Consolidated Statement of Investments (Continued)

6. This security is not accruing income because the issuer has missed an interest payment on it and/or is not anticipated to make future interest and/or principal payments. The rate shown is the contractual interest rate. See Note 4 of the accompanying Consolidated Notes.

7. Represents the current interest rate for a variable or increasing rate security.

8. This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.

9. Interest or dividend is paid-in-kind, when applicable.

10. Restricted security. The aggregate value of restricted securities at period end was $1,038,550, which represents 0.97% of the Fund’s net assets. See Note 4 of the accompanying Consolidated Notes. Information concerning restricted securities is as follows:

Security	Acquisition Dates	Cost	Value	Unrealized Appreciation/ (Depreciation)

Acorn Re Ltd. Catastrophe Linked Nts., 4.183%, 7/17/18	7/2/15	$250,000	$258,512	$8,512
Bosphorus Ltd. Catastrophe Linked Nts., 4.036%, 8/17/18	8/11/15	250,000	253,962	3,962
Nakama Re Ltd. Catastrophe Linked Nts., 3.352%, 1/16/20	10/9/15	250,746	254,713	3,967
OAS Financial Ltd., 8% Sr. Unsec. Nts., 7/2/21	6/25/14	335,000	16,750	(318,250)
Vitality Re VII Ltd. Catastrophe Linked Nts., 3.127%, 1/7/20	1/22/16	250,000	254,613	4,613

		$1,335,746	$1,038,550	$(297,196)

11. Zero coupon bond reflects effective yield on the original acquisition date.

12. All or a portion of the security position is held in segregated accounts and pledged to cover margin requirements under certain derivative contracts. The aggregate market value of such securities is $837,881. See Note 6 of the accompanying Consolidated Notes.

13. All or a portion of the security position is held in accounts at a futures clearing merchant and pledged to cover margin requirements on open futures contracts and written options on futures, if applicable. The aggregate market value of such securities is $6,101,849. See Note 6 of the accompanying Consolidated Notes.

14. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares May 31, 2016	Gross Additions	Gross Reductions	Shares November 30, 2016

Oppenheimer Institutional Government Money Market Fund, Cl. Ea	10,475,976	129,916,169	139,417,632	974,513
Oppenheimer Master Loan Fund, LLC	399,771	—	228,603	171,168

		Value	Income	Realized Loss

Oppenheimer Institutional Government Money Market Fund, Cl. Ea		$974,513	$4,324	$—

21      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

Footnotes to Consolidated Statement of Investments (Continued)

	Value	Income	Realized Loss

Oppenheimer Master Loan Fund, LLC	$2,721,861	$188,988[b]	$38,180[b]

Total	$3,696,374	$193,312	$38,180

 a. Prior to September 28, 2016, this fund was named Oppenheimer Institutional Money Market Fund.

 b. Represents the amount allocated to the Fund from Oppenheimer Master Loan Fund, LLC.

15. Rate shown is the 7-day yield at period end.

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings (Unaudited)	Value	Percent

United States	$67,229,501	73.2%
Japan	2,184,298	2.4
Cayman Islands	2,127,896	2.3
Russia	2,120,840	2.3
France	1,863,161	2.0
Bermuda	1,808,269	2.0
Supranational	1,697,811	1.8
Brazil	1,458,539	1.6
Colombia	1,383,750	1.5
Eurozone	1,005,705	1.1
China	921,281	1.0
Canada	839,361	0.9
Turkey	838,127	0.9
Mexico	736,500	0.8
Barbados	640,500	0.7
Chile	592,142	0.6
Argentina	547,612	0.6
Australia	463,440	0.5
Macau	454,500	0.5
United Kingdom	424,185	0.5
Jamaica	338,600	0.4
Ireland	314,625	0.3
Germany	301,875	0.3
Italy	255,625	0.3
India	251,470	0.3
South Africa	247,422	0.3
Dominican Republic	206,540	0.2
Peru	205,000	0.2
Ukraine	189,731	0.2
Venezuela	145,500	0.2
Luxembourg	111,375	0.1

Total	$91,905,181	100.0%

Forward Currency Exchange Contracts as of November 30, 2016
Counter -party	Settlement Month(s)		Currency Purchased (000’s)		Currency Sold (000’s)	Unrealized Appreciation	Unrealized Depreciation

BOA	01/2017	BRL	11,490	USD	3,435	$—	$71,757

22      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

Forward Currency Exchange Contracts (Continued)
Counter -party	Settlement Month(s)		Currency Purchased (000’s)		Currency Sold (000’s)	Unrealized Appreciation	Unrealized Depreciation

BOA	12/2016	TRY	6,720	USD	2,219	$—	$271,499
BOA	12/2016	USD	2,255	KRW	2,509,000	124,147	—
BOA	12/2016	USD	2,335	SEK	19,860	178,940	—
BOA	12/2016	USD	2,276	TRY	6,910	274,003	—
BOA	12/2016	ZAR	62,660	USD	4,558	—	124,238
CITNA-B	12/2016	CAD	3,045	USD	2,328	—	60,224
CITNA-B	12/2016	EUR	1,050	USD	1,184	—	70,020
CITNA-B	12/2016	HUF	958,000	USD	3,506	—	258,759
CITNA-B	12/2016	JPY	121,000	USD	1,187	—	127,764
CITNA-B	12/2016	MXN	43,500	USD	2,283	—	173,861
CITNA-B	12/2016	TRY	3,510	USD	1,155	—	137,587
CITNA-B	12/2016	USD	2,350	CHF	2,265	118,952	—
CITNA-B	12/2016	USD	4,563	EUR	4,094	219,362	—
CITNA-B	12/2016	USD	2,336	KRW	2,620,000	110,828	—
CITNA-B	12/2016	USD	2,208	NOK	18,760	3,780	—
CITNA-B	12/2016	USD	2,168	ZAR	31,190	—	39,037
DEU	12/2016	NOK	9,730	USD	1,177	—	34,086
DEU	12/2016	USD	2,187	TRY	6,690	248,709	—
DEU	12/2016	USD	2,088	ZAR	29,910	—	28,224
GSCO-OT	12/2016	SEK	10,030	USD	1,186	—	97,194
GSCO-OT	12/2016	USD	1,174	AUD	1,575	11,280	—
HSBC	12/2016	CHF	2,230	USD	2,304	—	107,632
HSBC	12/2016	USD	1,175	CAD	1,550	21,265	—
HSBC	12/2016	USD	2,262	CHF	2,215	80,674	—
HSBC	12/2016	USD	2,075	MXN	43,300	—	23,983
JPM	12/2016	AUD	6,075	USD	4,596	—	111,864
JPM	12/2016	CHF	3,295	USD	3,392	—	146,753
JPM	12/2016	GBP	890	USD	1,175	—	60,956
JPM	12/2016	KRW	3,877,000	USD	3,482	—	189,538
JPM	12/2016	NZD	4,655	USD	3,393	—	98,641
JPM	12/2016	USD	4,455	AUD	5,960	61,325	5,155
JPM	01/2017	USD	4,386	BRL	15,070	13,073	38,035
JPM	12/2016	USD	2,255	CAD	2,990	28,644	—
JPM	12/2016	USD	2,111	CHF	2,105	37,635	—
JPM	12/2016	USD	2,336	GBP	1,785	100,760	—
JPM	12/2016	USD	4,577	HUF	1,270,000	272,118	—
JPM	12/2016	USD	2,547	JPY	262,500	249,924	—
JPM	12/2016	USD	1,156	MXN	22,400	69,631	—
JPM	12/2016	USD	2,267	NZD	3,190	9,736	—
JPM	12/2016	USD	1,172	ZAR	16,980	—	29,127
TDB	12/2016	USD	2,105	NZD	2,970	2,956	—

Total Unrealized Appreciation and Depreciation						$2,237,742	$2,305,934

23      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

Futures Contracts as of November 30, 2016
Description	Exchange	Buy/Sell	Expiration Date	Number of Contracts	Value	Unrealized Appreciation (Depreciation)

Brent Crude Oil*	ICE	Buy	12/29/16	11	$570,240	$25,061
CAC40 10 Euro Index	PAR	Sell	12/16/16	271	13,143,157	(119,546)
CBOE Volatility Index	CBE	Sell	1/18/17	83	1,350,825	(1,067)
Corn*	CBT	Sell	3/14/17	30	522,750	11,914
FTSE 100 Index	ICE	Sell	12/16/16	91	7,721,361	(122,506)
Gas Oil*	NYM	Buy	12/30/16	9	560,385	4,182
Gold (100 oz.)*	CMX	Sell	2/24/17	4	469,560	47,190
Gold (100 oz.)*	CMX	Buy	2/24/17	6	704,340	(6,734)
Lean Hogs*	CME	Buy	12/14/16	29	591,890	77,925
Natural Gas*	NYM	Sell	12/28/16	17	569,840	(45,803)
Nickel*	LME	Buy	12/19/16	9	605,354	40,620
Primary Aluminum*	LME	Buy	12/19/16	13	563,306	(610)
Russell 2000 Mini Index	NYF	Sell	12/16/16	219	28,958,370	(1,977,046)
S&P 500 E-Mini Index	CME	Buy	12/16/16	169	18,579,860	481,797
S&P 500 E-Mini Index	CME	Sell	12/16/16	19	2,088,860	(12,585)
S&P/TSX 60 Index	MON	Sell	12/15/16	9	1,188,833	(55,352)
SPI 200 Index	SFE	Sell	12/15/16	23	2,310,721	(89,864)
Sugar #11 World*	NYB	Sell	2/28/17	23	510,306	37,800
United States Treasury Long Bonds	CBT	Sell	3/22/17	71	10,740,969	73,097
United States Treasury Nts., 10 yr.	CBT	Sell	3/22/17	5	622,578	845
United States Treasury Nts., 2 yr.	CBT	Sell	3/31/17	5	1,084,063	223
Wheat*	CBT	Sell	3/14/17	26	523,575	35,985
WTI Crude Oil*	NYM	Buy	12/20/16	18	889,920	61,878

						$(1,532,596)

* All or a portion of this security is owned by the subsidiary. See Note 2 of the accompanying Consolidated Notes.

Over-the-Counter Options Written at November 30, 2016
Description	Counterparty	Exercise Price	Expiration Date	Number of Contracts	Premiums Received	Value

EUR Currency Call	JPM	USD 1.061	12/7/16	EUR (1,680,000)	$15,800	$(23,890)

EUR Currency Put	JPM	USD 1.061	12/7/16	EUR (1,680,000)	13,087	(14,115)

EUR Currency Put	MOS	USD 1.059	12/5/16	EUR (1,690,000)	12,717	(12,355)

EUR Currency Call	MOS	USD 1.059	12/5/16	EUR (1,690,000)	12,506	(14,465)

EUR Currency Call	TDB	USD 1.058	12/6/16	EUR (1,690,000)	13,206	(16,743)

EUR Currency Put	TDB	USD 1.058	12/6/16	EUR (1,690,000)	12,766	(12,210)

JPY Currency Call	JPM	JPY 112.610	12/5/16	JPY (201,000,000)	15,904	(5,025)

JPY Currency Call	JPM	JPY 113.640	12/7/16	JPY (202,000,000)	15,482	(16,160)

JPY Currency Put	JPM	JPY 112.610	12/5/16	JPY (201,000,000)	14,833	(30,351)

JPY Currency Put	JPM	JPY 113.640	12/7/16	JPY (202,000,000)	15,660	(14,342)

Total Over-the-Counter Options Written					$141,961	$(159,656)

Centrally Cleared Credit Default Swaps at November 30, 2016
Reference Asset	Buy/Sell Protection	Fixed Rate	Maturity Date	Notional Amount (000’s)	Premiums Received/(Paid)	Value

21st Century Fox America, Inc.	Buy	1.000%	12/20/21	USD 1,430	$36,444	$(36,085)

24      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

Centrally Cleared Credit Default Swaps (Continued)
Reference Asset	Buy/Sell Protection	Fixed Rate	Maturity Date	Notional Amount (000’s)	Premiums Received/(Paid)	Value

Altria Group, Inc.	Sell	1.000%	12/20/21	USD 1,430	$(50,585)	$46,370

Avnet, Inc.	Buy	1.000	12/20/21	USD 1,430	(159)	377

Barrick Gold Corp.	Buy	1.000	12/20/21	USD 1,430	(43,090)	48,703

Best Buy Co., Inc.	Sell	5.000	12/20/21	USD 1,430	(220,646)	247,038

Caterpillar, Inc.	Sell	1.000	12/20/21	USD 1,430	(27,020)	27,550

CDX.HY.27	Buy	5.000	12/20/21	USD 1,150	33,286	(64,869)

CDX.HY.27	Buy	5.000	12/20/21	USD 3,460	97,860	(195,171)

CDX.HY.25	Buy	5.000	12/20/20	USD 8,743	216,357	(602,381)

CDX.HY.25	Buy	5.000	12/20/20	USD 12,570	(25,838)	(866,089)

Hartford Financial Services Group	Buy	1.000	12/20/21	USD 1,430	13,976	(18,407)

Hess Corp.	Sell	1.000	12/20/21	USD 1,430	(75,631)	78,766

Home Depot, Inc. (The)	Sell	1.000	12/20/21	USD 1,430	(54,495)	52,236

Honeywell International, Inc.	Sell	1.000	12/20/21	USD 1,430	(52,422)	52,486

Johnson & Johnson	Sell	1.000	12/20/21	USD 1,430	(60,766)	56,374

Kinder Morgan, Inc.	Buy	1.000	12/20/21	USD 1,430	41,141	(36,466)

Kroger Co. (The)	Buy	1.000	12/20/21	USD 1,430	24,872	(24,610)

Lincoln National Corp.	Sell	1.000	12/20/21	USD 1,430	25,653	(4,900)

Lockheed Martin Corp.	Buy	1.000	12/20/21	USD 1,430	49,744	(50,226)

Lowe’s Cos., Inc.	Buy	1.000	12/20/21	USD 1,430	53,521	(52,125)

Mckesson Corp.	Buy	1.000	12/20/21	USD 1,430	50,487	(35,317)

Motorola Solutions, Inc.	Sell	1.000	12/20/21	USD 1,430	3,651	(10,646)

Northrop Grumman Systems Corp.	Buy	1.000	12/20/21	USD 1,430	57,267	(59,406)

Sherwin-Williams Co. (The)	Sell	1.000	12/20/21	USD 1,430	(13,373)	10,057

Total Centrally Cleared Credit Default Swaps					$80,234	$(1,436,741)

Type of Reference Asset on which the Fund Sold Protection	Total Maximum Potential Payments for Selling Credit Protection (Undiscounted)	Amount Recoverable*	Reference Asset Rating Range**

Investment Grade Single Name Corporate Debt	$ 14,300,000	$-	AAA to BBB-

Total	$ 14,300,000	$-

* The Fund has no amounts recoverable from related purchased protection. In addition, the Fund has no recourse provisions under the credit derivatives and holds no collateral which can offset or reduce potential payments under a triggering event.

** The period end reference asset security ratings, as rated by any rating organization, are included in the equivalent Standard & Poor’s rating category. The reference asset rating represents the likelihood of a potential credit event on the reference asset which would result in a related payment by the Fund.

25      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

Centrally Cleared Interest Rate Swaps at November 30, 2016
Counterparty	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Maturity Date	Notional Amount (000’s)		Premiums Received / (Paid)	Value

BAC	Pay	Three-Month SEK STIBOR SIDE	1.418%	11/12/25	SEK	800	$—	$3,893

BAC	Pay	Three-Month SEK STIBOR SIDE	1.501	12/9/25	SEK	750	—	5,431

BAC	Pay	Three-Month SEK STIBOR SIDE	0.597	8/3/26	SEK	2,565	10	(10,264)

BAC	Pay	Three-Month SEK STIBOR SIDE	1.415	9/18/25	SEK	625	—	3,307

BAC	Pay	Three-Month SEK STIBOR SIDE	1.365	8/10/25	SEK	1,225	—	6,121

BAC	Pay	Three-Month SEK STIBOR SIDE	1.630	7/3/25	SEK	64,965	18,841	509,776

GSCOI	Pay	Six-Month DKK CIBOR2 DKNA13	0.579	9/5/26	DKK	54,845	—	(233,551)

GSCOI	Receive	Six-Month NOK NIBOR NIBR	1.393	9/5/26	NOK	66,485	—	376,885

JPM	Receive	Six-Month JPY BBA LIBOR	0.550	9/18/25	JPY	26,000	—	(8,002)

JPM	Receive	Six-Month JPY BBA LIBOR	0.593	7/10/25	JPY	830,000	—	(289,446)

JPM	Receive	Six-Month JPY BBA LIBOR	0.461	12/9/25	JPY	11,000	—	(2,764)

JPM	Pay	Three-Month SEK STIBOR SIDE	1.070	6/7/26	SEK	2,125	—	3,143

Total Centrally Cleared Interest Rate Swaps							$18,851	$364,529

Over-the-Counter Total Return Swaps at November 30, 2016
Reference Asset	Counterparty	Pay/Receive Total Return*	Floating Rate	Maturity Date		Notional Amount (000’s)	Value

Custom Basket CGAUOPAU[a]	CITNA-B	Receive	One-Month AUD BBR BBSW plus 50 basis points	3/9/17	AUD	3,536	$(29,412)

Custom Basket CGCNOCAD[b]	CITNA-B	Receive	One-Month CAD BA CDOR plus 80 basis points	3/7/17	CAD	6,841	47,841

Custom Basket GSOPRUSS[c]	GSCOI	Receive	One-Month USD BBA LIBOR plus 35 basis points	11/7/17	USD	25,590	3,144,496

Custom Basket GSOPSPS3[d]	GSCOI	Receive	One-Month USD BBA LIBOR plus 35 basis points	10/7/17	USD	13,026	610,469

Custom Basket JPCMOLNG[e]	JPM	Receive	One-Month USD BBA LIBOR plus 30 basis points	4/7/17	USD	4,014	237,401

Custom Basket JPCMOSHR[f]	JPM	Pay	One-Month USD BBA LIBOR minus 85 basis points	4/7/17	USD	4,022	(223,064)

26      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

Over-the-Counter Total Return Swaps (Continued)
Reference Asset	Counterparty	Pay/Receive Total Return*	Floating Rate	Maturity Date		Notional Amount (000’s)	Value

Custom Basket JPEBCACO[g]	JPM	Receive	One-Month EUR EURIBOR plus 10 basis points	4/6/17	EUR	11,920	$144,406

Custom Basket JPEBUKXO[h]	JPM	Receive	One-Month GBP BBA LIBOR plus 20 basis points	4/6/17	GBP	6,138	(268,920)

OEX Index	GSCOI	Pay	One-Month USD BBA LIBOR minus 35 basis points	4/7/17	USD	11,669	(377,426)

OEX Index	GSG	Pay	One-Month USD BBA LIBOR minus 35 basis points	4/13/17	USD	1,598	(41,358)

Total Over-the-Counter Total Return Swaps							$3,244,433

* Fund will pay or receive the total return of the reference asset depending on whether the return is positive or negative. For contracts where the Fund has elected to receive the total return of the reference asset if positive, it will be responsible for paying the floating rate and the total return of the reference asset if negative. If the Fund has elected to pay the total return of the reference asset if positive, it will receive the floating rate and the total return of the reference asset if negative.

Custom baskets of securities: The following are the components and weights of the underlying basket of securities
Description	Shares	% of Basket

CGAUOPAU[a]:
Blackmores Ltd.	3,121	0.11%
Caltex Australia Ltd.	11,556	0.41
Cimic Group Ltd.	12,081	0.42
Cochlear Ltd.	2,810	0.10
Crown Resorts Ltd.	33,252	1.17
Dexus Property Group	39,533	1.39
Fortescue Metals Group Ltd.	64,927	2.28
Gateway Lifestyle	150,762	5.31
Infigen Energy	364,922	12.84
Investa Office Fund	84,113	2.96
Metcash Ltd.	179,697	6.32
Nine Entertainment Co. Holding	397,541	13.99
Resolute Mining Ltd.	232,549	8.18
Seven Group Holdings Ltd.	41,133	1.45
Seven West Media Ltd.	515,651	18.15
Southern Cross Media Group Ltd.	247,083	8.70
St Barbara Ltd.	136,322	4.80
Steadfast Group Ltd.	166,261	5.85
Westfield Corp.	40,294	1.42
Whitehaven Coal Ltd.	117,814	4.15

	2,841,422	100.00%

CGCNOCAD[b]:
Alaris Royalty Corp.	0.25241	3.84%
Alimentation Couche-Tard, Inc., Cl. B	0.07442	1.13

27      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

Custom baskets of securities: The following are the components and weights of the underlying basket of securities (Continued)
Description	Shares	% of Basket

CGCNOCAD[b]:(Continued)
Boyd Group Income Fund	0.06069	0.92%
CAE, Inc.	0.2651	4.03
CI Financial Corp.	0.20307	3.09
Cott Corp.	0.28518	4.34
Descartes Systems Group (The)	0.17872	2.72
DHX Media Ltd.	0.73427	11.16
Dollarama, Inc.	0.05007	0.76
Enercare, Inc.	0.2584	3.93
Extendicare, Inc.	0.54138	8.23
Intertape Polymer Group, Inc.	0.2211	3.36
Jean Coutu Group, Inc., Cl. A	0.24754	3.76
North West Co., Inc. (The)	0.19562	2.97
Ritchie Bros. Auctioneers	0.10773	1.64
Saputo, Inc.	0.10378	1.58
Stella-Jones, Inc.	0.10461	1.59
Uni-Select, Inc.	0.165	2.51
Waste Connectios, Inc.	0.04952	0.75
Western Forest Products, Inc.	2.47909	37.69

	6.5777	100.00%

GSOPRUSS[c]:
AK Steel Holding Corp.	0.011055	0.22%
Amkor Technology, Inc.	0.011157	0.22
Arena Pharmaceuticals, Inc.	0.014361	0.28
Ariad Pharmaceuticals, Inc.	0.014562	0.28
Ascena Retail Group, Inc.	0.011232	0.22
Avon Products, Inc.	0.01896	0.37
BGC Partners, Inc., Cl. A	0.014143	0.28
Cliffs Natural Resources, Inc.	0.012	0.23
Cobalt International Energy	0.028713	0.56
Community Health Systems, Inc.	0.012845	0.25
Cousins Properties, Inc.	0.014363	0.28
Dana, Inc.	0.010508	0.21
Darling Ingredients, Inc.	0.011689	0.23
Denbury Resources, Inc.	0.026749	0.52
Diamondrock Hospitality Co.	0.010193	0.20
Eclipse Resources Corp.	0.013918	0.27
Entegris, Inc.	0.01104	0.21
Erin Energy Corp.	0.011713	0.23
Exelixis, Inc.	0.0135	0.26
First Bancorp (Puerto Rico)	0.011113	0.22
FNFV Group	0.017757	0.35
Genworth Financial, Inc., Cl. A	0.030238	0.59
Globalstar, Inc.	0.073293	1.43
Gramercy Property Trust	0.022409	0.44
Hecla Mining Co.	0.017517	0.34
HRG Group, Inc.	0.010614	0.21
Investors Bancorp, Inc.	0.015482	0.30

28      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

Custom baskets of securities: The following are the components and weights of the underlying basket of securities (Continued)
Description	Shares	% of Basket

GSOPRUSS[c]:(Continued)
Ladenburg Thalmann Financial	0.010349	0.20%
LendingClub Corp.	0.024525	0.48
Lexington Realty Trust	0.012117	0.24
McDermott International, Inc.	0.011649	0.23
Medical Properties Trust, Inc.	0.013059	0.24
MGIC Investment Corp.	0.01723	0.34
New Residential Investment	0.011541	0.22
Office Depot, Inc.	0.031092	0.61
Other Securities Outside Top 50	4.341726	84.72
Pure Storage, Inc., Cl. A	0.010908	0.21
Radian Group, Inc.	0.010927	0.21
Sunstone Hotel Investors, Inc.	0.011177	0.22
SUPERVALU, Inc.	0.015473	0.30
Synergy Pharmaceuticals, Inc.	0.010769	0.21
Synergy Resources Corp.	0.010142	0.20
Therapeuticsmd, Inc.	0.011757	0.23
Tri Pointe Group, Inc.	0.010096	0.20
Umpqua Holdings Corp.	0.011033	0.21
Valhi, Inc.	0.019869	0.39
Valley National Bancorp	0.012693	0.25
Viavi Solutions, Inc.	0.012249	0.24
Vonage Holdings Corp.	0.010685	0.21
Washington Prime Group, Inc.	0.010916	0.21
WMIH Corp.	0.011601	0.23

	5.124707	100.00%

GSOPSPS3[d]:
Abbott Laboratories	0.032604	1.26%
Abbvie, Inc.	0.029029	1.12
Allstate Corp.	0.03227	1.25
Altria Group, Inc.	0.029949	1.16
American International Group	0.023183	0.90
AT&T, Inc.	0.045781	1.77
Bank of America Corp.	0.077955	3.02
Bank of New York Mellon Corp.	0.030192	1.17
Bristol-Myers Squibb Co.	0.041474	1.61
Cisco Systems, Inc.	0.047391	1.83
Coca-Cola Co. (The)	0.039132	1.51
Colgate-Palmolive Co.	0.024208	0.94
Comcast Corp., Cl. A	0.030526	1.18
ConocoPhillips	0.028749	1.11
CVS Health Corp.	0.038045	1.47
Danaher Corp.	0.02358	0.91
Dow Chemical Co. (The)	0.043402	1.68
Du Pont (E.I.) De Nemours	0.027348	1.06
Duke Energy Corp.	0.032224	1.25
Eli Lilly & Co.	0.025905	1.00
Exelon Corp.	0.048959	1.89

29      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

Custom baskets of securities: The following are the components and weights of the underlying basket of securities (Continued)
Description	Shares	% of Basket

GSOPSPS3[d]:(Continued)
Ford Motor Co.	0.104011	4.03%
General Electric Co.	0.051347	1.99
General Motors Co.	0.037627	1.46
Gilead Sciences, Inc.	0.024358	0.94
Halliburton Co.	0.023095	0.89
Intel Corp.	0.036163	1.40
Kinder Morgan, Inc.	0.054031	2.09
Lowe’s Cos., Inc.	0.025508	0.99
Merck & Co., Inc.	0.022936	0.89
MetLife, Inc.	0.026094	1.01
Microsoft Corp.	0.025316	0.98
Mondelez International, Inc., Cl. A	0.026474	1.02
Monsanto Co.	0.022815	0.88
Morgan Stanley	0.028958	1.12
Nike, Inc., Cl. B	0.034854	1.35
Oracle Corp.	0.040997	1.59
Other Securities Outside Top 50	0.734247	28.42
Paypal Holdings, Inc.	0.039881	1.54
Pfizer, Inc.	0.04977	1.93
Qualcomm, Inc.	0.022895	0.89
Southern Co. (The)	0.055487	2.15
Starbucks Corp.	0.038271	1.48
Target Corp.	0.037338	1.45
Twenty-First Century Fox, Cl. A	0.049344	1.91
Twenty-First Century Fox, Cl. B	0.048127	1.86
US Bancorp	0.039454	1.53
Verizon Communications, Inc.	0.040909	1.58
Wal-Mart Stores, Inc.	0.029656	1.15
Walt Disney Co. (The)	0.02412	0.93
Wells Fargo & Co.	0.037811	1.46

	2.5838	100.00%

JPCMOLNG[e]:
Aflac, Inc.	2,747	1.84%
Albemarle Corp.	2,252	1.51
Alliant Energy Corp.	4,990	3.34
American Airlines Group, Inc.	4,622	3.09
American Water Works Co., Inc.	2,560	1.71
Assurant, Inc.	2,359	1.58
AT&T, Inc.	5,155	3.45
Baxter International, Inc.	3,966	2.65
Best Buy Co., Inc.	4,851	3.25
CA, Inc.	6,124	4.10
Charter Communications, Inc.	757	0.51
Constellation Brand, Inc.	1,134	0.76
Cummins, Inc.	1,525	1.02
Edwards Lifesciences Corp.	1,992	1.33
General Motors Co.	5,954	3.99

30      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

Custom baskets of securities: The following are the components and weights of the underlying basket of securities (Continued)
Description	Shares	% of Basket

JPCMOLNG[e]:(Continued)
Gilead Sciences, Inc.	2,548	1.71%
HCA Holdings, Inc.	2,469	1.65
Hewlett Packard Enterprise Co.	8,427	5.64
Illinois Tool Works, Inc.	1,670	1.12
Ingersoll-Rand plc	2,801	1.88
International Business Machines Corp.	1,234	0.83
Kimberly-Clark Corp.	1,648	1.10
Mallinckrodt plc	3,126	2.09
Michael Kors Holdings Ltd.	3,649	2.44
Navient Corp.	14,639	9.80
Newmont Mining Corp.	5,013	3.36
NVIDIA Corp.	2,660	1.78
ONEOK, Inc.	3,907	2.62
Pioneer Natural Resources Co.	1,056	0.71
Pitney Bowes, Inc.	12,488	8.36
Reynolds American, Inc.	3,437	2.30
Ross Stores, Inc.	3,020	2.02
S&P Global, Inc.	1,553	1.04
Salon Cosmetics & Fragrance, Inc.	776	0.52
Spectra Energy Corp.	4,523	3.03
Sysco Corp.	3,917	2.62
United Rentals, Inc.	2,516	1.68
Western Union Co. (The)	9,388	6.28
Wynn Resorts Ltd.	1,926	1.29

	149,379	100.00%

JPCMOSHR[f]:
Abbott Laboratories	4,805	1.53%
Allergan plc	898	0.29
Alliance Data Systems Corp.	926	0.30
American International Group	3,082	0.98
Ametek, Inc.	4,146	1.32
Boeing Co. (The)	1,317	0.42
Borgwarner, Inc.	5,303	1.69
CF Industries Holdings, Inc.	7,664	2.44
Chesapeake Energy Corp.	35,535	11.33
Chipotle Mexican Grill, Inc.	520	0.17
Cognizant Tech Solutions, Cl. A	3,680	1.17
ConocoPhillips	4,322	1.38
Costco Wholesale Corp.	1,277	0.41
Coty, Inc., Cl. A	8,291	2.64
Danaher Corp.	2,408	0.77
Davita, Inc.	3,243	1.03
Endo International plc	10,000	3.19
Flowserve Corp.	4,511	1.44
Freeport-Mcmoran, Inc.	16,984	5.42
Frontier Communications Corp.	46,997	14.99
Juniper Networks, Inc.	7,288	2.32

31      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

Custom baskets of securities: The following are the components and weights of the underlying basket of securities (Continued)
Description	Shares	% of Basket

JPCMOSHR[f]:(Continued)
Legg Mason, Inc.	6,511	2.08%
Leucadia National Corp.	10,134	3.23
Mead Johnson Nutrition Co.	2,517	0.80
Micron Technology, Inc.	10,967	3.50
Mondelez International, Inc., Cl. A	4,208	1.34
News Corp., Cl. A	15,441	4.92
NRG Energy, Inc.	17,835	5.69
Pentair plc	3,419	1.09
PPL Corp.	5,512	1.76
Progressive Corp.	5,990	1.91
Signet Jewelers Ltd.	2,333	0.74
Southwest Airlines Co.	4,734	1.51
Staples, Inc.	25,396	8.10
Stericycle, Inc.	2,372	0.76
Symantec Corp.	7,501	2.39
TripAdvisor, Inc.	2,944	0.94
Under Armour, Inc., Cl. A	6,032	1.92
Williams Cos., Inc.	6,559	2.09

	313,602	100.00%

JPEBCACO[g]:
Accor SA	15,065	1.89%
Air Liquide SA	8,783	1.10
Airbus Group SE	12,202	1.53
Arcelormittal	62,758	7.88
Axa SA	20,035	2.52
BNP Paribas	8,719	1.10
Bouygues SA	25,795	3.24
Capgemini	6,987	0.88
Carrefour SA	26,467	3.32
Compagnie De Saint Gobain	12,935	1.62
Credit Agricole SA	52,326	6.57
Danone	12,493	1.57
ENGIE	47,899	6.01
Essilor International	8,081	1.02
Kering	3,623	0.45
Klepierre	19,935	2.50
Lafargeholcim Ltd.	8,999	1.13
Legrand SA	13,344	1.67
L’Oreal	5,380	0.68
LVMH Moet Hennessy Louis Vuitton SE	4,241	0.53
Michelin	7,462	0.94
Nokia OYJ	118,207	14.83
Orange SA	54,511	6.84
Pernod Ricard SA	10,833	1.36
Peugeot SA	25,987	3.26
Publicis Groupe	10,902	1.37
Renault SA	5,533	0.69

32      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

Custom baskets of securities: The following are the components and weights of the underlying basket of securities (Continued)
Description	Shares	% of Basket

JPEBCACO[g]:(Continued)
Safran SA	10,419	1.31%
Sanofi	15,652	1.96
Schneider Electric SE	8,646	1.08
Societe Generale SA	11,833	1.48
Sodexo	9,315	1.17
Solvay SA	6,425	0.81
Technip SA	13,400	1.68
Total SA	13,095	1.64
Unibail-Rodamco SE	3,271	0.41
Valeo SA	9,998	1.25
Veolia Environnement	37,560	4.71
Vinci SA	10,505	1.32
Vivendi	37,264	4.68

	796,885	100.00%

JPEBUKXO[h]:
3I Group plc	22,495	0.77%
Antofagasta plc	27,876	0.95
Aviva plc	27,962	0.95
Bae Systems plc	43,091	1.47
Barclays plc	68,428	2.33
BP plc	53,201	1.82
British Land Co. plc	20,860	0.71
BT Group plc	48,753	1.66
Capita plc	22,550	0.77
Centrica plc	77,685	2.65
Compass Group plc	19,131	0.65
Direct Line Insurance Group	65,562	2.24
Dixons Carphone plc	39,137	1.34
GKN plc	77,086	2.63
GlaxoSmithKline plc	19,078	0.65
Glencore plc	53,266	1.82
Hammerson plc	25,093	0.86
HSBC Holdings plc	52,772	1.80
Informa plc	37,999	1.30
International Consolidated Airlines Group SA	29,945	1.02
Intu Properties plc	51,474	1.76
ITV plc	65,322	2.23
J Sainsbury plc	74,643	2.55
Kingfisher plc	49,206	1.68
Legal & General Group plc	49,512	1.69
Lloyds Banking Group plc	222,234	7.58
Marks & Spencer Group plc	38,952	1.33
Mediclinic International plc	26,135	0.89
Merlin Entertainment	49,525	1.69
National Grid plc	28,322	0.97
Old Mutual plc	70,089	2.39
Other Securities Outside Top 50	492,351	16.80

33      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

Custom baskets of securities: The following are the components and weights of the underlying basket of securities (Continued)
Description	Shares	% of Basket

JPEBUKXO[h]:(Continued)
Pearson plc	33,896	1.16%
Polymetal International plc	28,602	0.98
Relx plc	21,420	0.73
Rolls-Royce Holdings plc	30,629	1.04
Royal Bank of Scotland Group	71,382	2.44
Royal Mail plc	40,498	1.38
RSA Insurance Group plc	37,712	1.29
Sabmiller plc	47,426	1.62
Sage Group Plc (The)	28,183	0.96
Sky plc	20,675	0.71
Smith & Nephew plc	21,827	0.74
Standard Chartered plc	22,084	0.75
Standard Life plc	32,537	1.11
Taylor Wimpey plc	55,051	1.88
Tesco plc	76,666	2.62
United Utilities Group plc	27,662	0.94
Vodafone Group plc	122,311	4.17
WM Morrison Supermarkets	87,340	2.98
Worldpay Group plc	74,695	2.55

	2,930,331	100.00%

Over-the-Counter Volatility Swaps at November 30, 2016
Reference Asset	Counterparty	Pay/Receive Volatility*	Strike Price	Maturity Date	Notional Amount	Value

EUR/CHF spot exchange rate	CITNA-B	Pay	$6.600	12/16/16	EUR (5,600)	$5,935

EUR/NZD spot exchange rate	JPM	Pay	11.280	12/19/16	EUR (5,600)	16,440

GBP/JPY spot exchange rate	CITNA-B	Pay	12.000	12/9/16	GBP (4,800)	(18,077)

GBP/JPY spot exchange rate	HSBC	Pay	11.500	12/14/16	GBP (4,800)	(17,717)

GBP/NZD spot exchange rate	CITNA-B	Receive	13.100	12/15/16	GBP 4,800	(17,056)

GBP/NZD spot exchange rate	JPM	Receive	12.830	12/14/16	GBP 4,800	(9,129)

NZD/CHF spot exchange rate	BOA	Pay	10.000	12/29/16	NZD (8,500)	(12,702)

NZD/CHF spot exchange rate	HSBC	Pay	11.000	12/30/16	NZD (8,500)	(6,501)

NZD/JPY spot exchange rate	CITNA-B	Pay	13.200	12/9/16	NZD (8,200)	(2,904)

USD/SEK spot exchange rate	JPM	Pay	11.660	1/3/17	USD (6,000)	(1,560)

USD/SEK spot exchange rate	CITNA-B	Pay	10.400	1/3/17	USD (6,000)	(8,400)

Total of Over-the-Counter Volatility Swaps						$(71,671)

* Fund will pay or receive the volatility of the reference asset depending on whether the realized volatility of the reference asset exceeds or is less than the strike price. For contracts where the Fund has elected to receive the volatility of the reference asset, it will receive a net payment of the difference between the realized volatility and the strike price multiplied by the notional amount if the realized volatility exceeds the strike price; the Fund will make a net payment of the absolute value of the difference of the realized volatility and the strike price multiplied by the notional amount if the realized volatility is less than the strike price. For contracts where the Fund has elected to pay the volatility of the reference asset, it will make a net payment of the difference between the realized volatility and the strike price multiplied by the notional amount if the realized volatility exceeds the strike price; the Fund will receive a net payment of the absolute value of the difference of the realized and the strike price multiplied by the notional amount if the realized volatility is less than the strike price.

34      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

Glossary:
Counterparty Abbreviations
BAC	Barclays Bank plc
BOA	Bank of America NA
CITNA-B	Citibank NA
DEU	Deutsche Bank AG
GSCOI	Goldman Sachs International
GSCO-OT	Goldman Sachs Bank USA
GSG	Goldman Sachs Group, Inc. (The)
HSBC	HSBC Bank USA NA
JPM	JPMorgan Chase Bank NA
MOS	Morgan Stanley & Co., Inc.
TDB	Toronto Dominion Bank

Currency abbreviations indicate amounts reporting in currencies
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
DKK	Danish Krone
EUR	Euro
GBP	British Pound Sterling
HUF	Hungarian Forint
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Nuevo Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar
SEK	Swedish Krona
SGD	Singapore Dollar
TRY	New Turkish Lira
ZAR	South African Rand

Definitions
BA CDOR	Canada Bankers Acceptances Deposit Offering Rate
BBA LIBOR	British Bankers’ Association London - Interbank Offered Rate
BBR	Bank Bill Rate
BBSW	Bank Bill Swap Reference Rate (Australian Financial Market)
CDX.HY.25	Markit CDX High Yield Index
CDX.HY.27	Markit CDX High Yield Index
CIBOR2	Two banking days preceding reset date of Copenhagen Interbank Offered Rate
DKNA13	Reuters 12-Month CIBOR
EURIBOR	Euro Interbank Offered Rate
NIBOR NIBR	Norwegian Interbank Offered Rate
OEX	S&P 100 Index
S&P	Standard & Poor’s
STIBOR SIDE	Stockholm Interbank Offered Rate

Exchange Abbreviations
CBE	Chicago Board Options Exchange
CBT	Chicago Board of Trade
CME	Chicago Mercantile Exchanges
CMX	Commodity Exchange, Inc.

35      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

Exchange Abbreviations (Continued)
ICE	Intercontinental Exchange
LME	London Metal Exchange
MON	Montreal Exchange
NYB	New York Board of Trade
NYF	New York Futures Exchange
NYM	New York Mercantile Exchange
PAR	Paris Stock Exchange
SFE	Sydney Futures Exchange

See accompanying Notes to Consolidated Financial Statements.

36      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

CONSOLIDATED STATEMENT OF

ASSETS AND LIABILITIES November 30, 2016 Unaudited

Assets
Investments, at value—see accompanying consolidated statement of investments:
Unaffiliated companies (cost $90,283,205)	$88,208,807
Affiliated companies (cost $3,702,417)	3,696,374

91,905,181

Cash	7,825,000

Cash—foreign currencies (cost $154,804)	154,804

Cash used for collateral on futures	696,150

Cash used for collateral on centrally cleared swaps	4,137,773

Unrealized appreciation on forward currency exchange contracts	2,237,742

Swaps, at value	4,206,988

Centrally cleared swaps, at value (net premiums paid $579,346)	1,528,513

Receivables and other assets:
Interest and dividends	617,441
Expense waivers/reimbursements due from manager	505,438
Variation margin receivable	489,623
Investments sold	266,599
Shares of beneficial interest sold	41,457
Other	7,075

Total assets	114,619,784

Liabilities
Unrealized depreciation on forward currency exchange contracts	2,305,934

Options written, at value (premiums received $141,961)	159,656

Swaps, at value	1,034,226

Centrally cleared swaps, at value (net premiums received $678,431)	2,600,725

Payables and other liabilities:
Investments purchased	536,381
Interest expense	505,438
Variation margin payable	148,761
Shares of beneficial interest redeemed	39,613
Trustees’ compensation	2,493
Distribution and service plan fees	1,798
Other	100,791

Total liabilities	7,435,816

Net Assets	$107,183,968

Composition of Net Assets
Par value of shares of beneficial interest	$4,279

Additional paid-in capital	113,666,229

Accumulated net investment income	4,580,772

Accumulated net realized loss on investments and foreign currency transactions	(9,363,272)

Net unrealized depreciation on investments and translation of assets and liabilities denominated in foreign currencies	(1,704,040)

Net Assets	$107,183,968

37      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

CONSOLIDATED STATEMENT OF

ASSETS AND LIABILITIES Unaudited / Continued

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $5,519,015 and 221,552 shares of beneficial interest outstanding)	$24.91
Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$26.43

Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $2,804,385 and 115,229 shares of beneficial interest outstanding)	$24.34

Class I Shares:
Net asset value, redemption price and offering price per share (based on net assets of $98,244,993 and 3,917,723 shares of beneficial interest outstanding)	$25.08

Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $615,575 and 24,883 shares of beneficial interest outstanding)	$24.74

See accompanying Notes to Consolidated Financial Statements.

38      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

CONSOLIDATED STATEMENT OF

OPERATIONS For the Six Months Ended November 30, 2016 Unaudited

Allocation of Income and Expenses from Master Fund[1]
Net investment income allocated from Oppenheimer Master Loan Fund, LLC:
Interest	$188,289
Dividends	699
Net expenses	(9,679)

Net investment income allocated from Oppenheimer Master Loan Fund, LLC	179,309

Investment Income
Interest (net of foreign withholding taxes of $1,507)	1,320,617

Dividends:
Unaffiliated companies	159,812
Affiliated companies	4,324

Total investment income	1,484,753

Expenses
Management fees	527,658

Distribution and service plan fees:
Class A	7,068
Class C	18,304

Transfer and shareholder servicing agent fees:
Class A	7,750
Class C	4,030
Class I	15,551
Class Y	2,030

Shareholder communications:
Class A	4,080
Class C	3,068
Class I	24
Class Y	799

Interest expense	505,438

Custodian fees and expenses	54,244

Legal, auditing and other professional fees	52,371

Trustees’ compensation	7,455

Borrowing fees	1,032

Other	44,124

Total expenses	1,255,026
Less reduction to custodian expenses	(286)
Less waivers and reimbursements of expenses	(591,066)

Net expenses	663,674

Net Investment Income	1,000,388

39      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

CONSOLIDATED STATEMENT OF

OPERATIONS Unaudited / Continued

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments from unaffiliated companies	$ (858,125)
Closing and expiration of option contracts written	2,617,426
Closing and expiration of futures contracts	(6,082,006)
Foreign currency transactions	2,552,756
Swap contracts	(5,462,896)

Net realized loss allocated from Oppenheimer Master Loan Fund, LLC	(38,180)

Net realized loss	(7,271,025)

Net change in unrealized appreciation/depreciation on:
Investments	1,651,776
Translation of assets and liabilities denominated in foreign currencies	(179,243)
Futures contracts	1,192,252
Option contracts written	(11,186)
Swap contracts	2,119,341

Net change in unrealized appreciation/depreciation allocated from Oppenheimer Master Loan Fund, LLC	188,171

Net change in unrealized appreciation/depreciation	4,961,111

Net Decrease in Net Assets Resulting from Operations	$ (1,309,526)

1. The Fund invests in a certain affiliated mutual fund that expects to be treated as a partnership for tax purposes. See Note 4 of the accompanying Consolidated Notes.

See accompanying Notes to Consolidated Financial Statements.

40      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS Unaudited

	Six Months Ended November 30, 2016 (Unaudited)	Year Ended May 31, 2016

Operations
Net investment income	$1,000,388	$2,329,150

Net realized loss	(7,271,025)	(4,456,915)

Net change in unrealized appreciation/depreciation	4,961,111	(2,120,280)

Net decrease in net assets resulting from operations	(1,309,526)	(4,248,045)

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	—	(66,613)
Class C	—	(6,528)
Class I	—	(1,333,096)
Class Y	—	(47,594)

	—	(1,453,831)

Distributions from net realized gain:
Class A	—	(112,091)
Class C	—	(36,266)
Class I	—	(1,353,638)
Class Y	—	(58,822)

	—	(1,560,817)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	(2,785,293)	(5,982,753)
Class C	(1,009,986)	1,414,934
Class I	(4,721,652)	5,357,419
Class Y	(3,287,133)	(1,664,471)

	(11,804,064)	(874,871)

Net Assets
Total decrease	(13,113,590)	(8,137,564)

Beginning of period	120,297,558	128,435,122

End of period (including accumulated net investment income of $4,580,772 and $3,580,384, respectively)	$107,183,968	$120,297,558

See accompanying Notes to Consolidated Financial Statements.

41      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS

Class A	Six Months Ended November 30, 2016 (Unaudited)	Year Ended May 31, 2016	Year Ended May 29, 2015[1]	Year Ended May 30, 2014[1]	Year Ended May 31, 2013	Year Ended May 31, 2012

Per Share Operating Data
Net asset value, beginning of period	$25.24	$26.68	$26.93	$25.74	$24.84	$28.68

Income (loss) from investment operations:
Net investment income[2]	0.21	0.45	0.46	0.55	1.12	1.28
Net realized and unrealized gain (loss)	(0.54)	(1.37)	0.61	0.77	0.72	(4.04)

Total from investment operations	(0.33)	(0.92)	1.07	1.32	1.84	(2.76)

Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	(0.19)	(1.32)	(0.13)	(0.94)	(1.08)
Distributions from net realized gain	0.00	(0.33)	0.00	0.00	0.00	0.00

Total dividends and/or distributions to shareholders	0.00	(0.52)	(1.32)	(0.13)	(0.94)	(1.08)

Net asset value, end of period	$24.91	$25.24	$26.68	$26.93	$25.74	$24.84

Total Return, at Net Asset Value[3]	(1.27)%	(3.44)%	4.10%	5.16%	7.52%	(9.66)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$5,519	$8,369	$15,016	$21,494	$19,034	$16,777

Average net assets (in thousands)	$6,999	$10,276	$17,929	$19,776	$17,966	$17,468

Ratios to average net assets:[4,5]
Net investment income	1.62%	1.78%	1.72%	2.11%	4.34%	4.89%
Expenses excluding specific expenses listed below	2.61%	1.65%	1.43%	1.66%	1.68%	1.96%
Interest and fees from borrowings	0.00%[6]	0.00%[6]	0.00%	0.00%	0.00%	0.00%

Total expenses[7]	2.61%	1.65%	1.43%	1.66%	1.68%	1.96%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.36%	1.35%	1.34%	1.32%	1.32%	1.47%

Portfolio turnover rate	50%	72%	48%	59%[8]	58%[8]	253%[8]

42      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

1. Represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Includes the Fund’s share of the allocated expenses and/or net investment income from the master funds.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended November 30, 2016	2.61%
Year Ended May 31, 2016	1.65%
Year Ended May 29, 2015	1.43%
Year Ended May 30, 2014	1.68%
Year Ended May 31, 2013	1.71%
Year Ended May 31, 2012	1.97%

8. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Year Ended May 30, 2014	$—	$1,631,535
Year Ended May 31, 2013	$5,841,421	$4,110,486
Year Ended May 31, 2012	$2,523,236	$2,525,531

See accompanying Notes to Consolidated Financial Statements.

43      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

	Six Months
	Ended					Period
Class C	November 30,	Year Ended	Year Ended	Year Ended	Year Ended	Ended
	2016	May 31,	May 29,	May 30,	May 31,	May 31,
	(Unaudited)	2016	2015[1]	2014[1]	2013	2012[2]

Per Share Operating Data
Net asset value, beginning of period	$24.76	$26.26	$26.54	$25.56	$24.77	$24.82

Income (loss) from investment operations:
Net investment income[3]	0.09	0.23	0.24	0.34	0.75	0.35
Net realized and unrealized gain (loss)	(0.51)	(1.34)	0.60	0.77	0.86	(0.40)

Total from investment operations	(0.42)	(1.11)	0.84	1.11	1.61	(0.05)

Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	(0.06)	(1.12)	(0.13)	(0.82)	0.00
Distributions from net realized gain	0.00	(0.33)	0.00	0.00	0.00	0.00

Total dividends and/or distributions to shareholders	0.00	(0.39)	(1.12)	(0.13)	(0.82)	0.00

Net asset value, end of period	$24.34	$24.76	$26.26	$26.54	$25.56	$24.77

Total Return, at Net Asset Value[4]	(1.66)%	(4.22)%	3.24%	4.38%	6.59%	(0.24)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,804	$3,875	$2,617	$1,893	$637	$38

Average net assets (in thousands)	$3,647	$2,847	$2,211	$1,460	$252	$25

Ratios to average net assets:[5,6]
Net investment income	0.71%	0.94%	0.91%	1.34%	2.95%	4.20%
Expenses excluding specific expenses listed below	3.46%	2.62%	2.63%	3.51%	6.58%	10.44%
Interest and fees from borrowings	0.00%[7]	0.00%[7]	0.00%	0.00%	0.00%	0.00%

Total expenses[8]	3.46%	2.62%	2.63%	3.51%	6.58%	10.44%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	2.19%	2.18%	2.16%	2.21%	2.22%	2.23%

Portfolio turnover rate	50%	72%	48%	59%[9]	58%[9]	253%[9]

44        OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

1. Represents the last business day of the Fund’s reporting period.

2. For the period from January 27, 2012 (inception of offering) to May 31, 2012.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Includes the Fund’s share of the allocated expenses and/or net investment income from the master funds.

7. Less than 0.005%.

8. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended November 30, 2016	3.46%
Year Ended May 31, 2016	2.62%
Year Ended May 29, 2015	2.63%
Year Ended May 30, 2014	3.53%
Year Ended May 31, 2013	6.61%
Period Ended May 31, 2012	10.45%

9. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Year Ended May 30, 2014	$—	$1,631,535
Year Ended May 31, 2013	$5,841,421	$4,110,486
Period Ended May 31, 2012	$2,523,236	$2,525,531

See accompanying Notes to Consolidated Financial Statements.

45    OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

	Six Months
	Ended					Period
Class I	November 30,	Year Ended	Year Ended	Year Ended	Year Ended	Ended
	2016	May 31,	May 29,	May 30,	May 31,	May 31,
	(Unaudited)	2016	2015[1]	2014[1]	2013	2012[2]

Per Share Operating Data
Net asset value, beginning of period	$25.37	$26.89	$27.12	$25.86	$24.86	$24.82

Income (loss) from investment operations:
Net investment income[3]	0.22	0.50	0.53	0.62	0.71	0.43
Net realized and unrealized gain (loss)	(0.51)	(1.37)	0.64	0.77	1.19	(0.39)

Total from investment operations	(0.29)	(0.87)	1.17	1.39	1.90	0.04

Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	(0.32)	(1.40)	(0.13)	(0.90)	0.00
Distributions from net realized gain	0.00	(0.33)	0.00	0.00	0.00	0.00

Total dividends and/or distributions to shareholders	0.00	(0.65)	(1.40)	(0.13)	(0.90)	0.00

Net asset value, end of period	$25.08	$25.37	$26.89	$27.12	$25.86	$24.86

Total Return, at Net Asset Value[4]	(1.14)%	(3.15)%	4.38%	5.45%	7.81%	0.08%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$98,245	$104,162	$104,947	$64,914	$45,183	$10

Average net assets (in thousands)	$103,347	$104,374	$98,039	$48,915	$1,638	$10

Ratios to average net assets:[5,6]
Net investment income	1.76%	1.95%	1.98%	2.38%	3.34%	5.15%
Expenses excluding specific expenses listed below	2.10%	1.17%	1.10%	1.45%	1.18%	2.30%
Interest and fees from borrowings	0.00%[7]	0.00%[7]	0.00%	0.00%	0.00%	0.00%

Total expenses[8]	2.10%	1.17%	1.10%	1.45%	1.18%	2.30%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.11%	1.10%	1.03%	1.11%	1.13%	1.16%

Portfolio turnover rate	50%	72%	48%	59%[9]	58%[9]	253%[9]

46    OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

1. Represents the last business day of the Fund’s reporting period.

2. For the period from January 27, 2012 (inception of offering) to May 31, 2012.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Includes the Fund’s share of the allocated expenses and/or net investment income from the master funds.

7. Less than 0.005%.

8. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended November 30, 2016	2.10%
Year Ended May 31, 2016	1.17%
Year Ended May 29, 2015	1.10%
Year Ended May 30, 2014	1.47%
Year Ended May 31, 2013	1.21%
Period Ended May 31, 2012	2.31%

9. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Year Ended May 30, 2014	$—	$1,631,535
Year Ended May 31, 2013	$5,841,421	$4,110,486
Period Ended May 31, 2012	$2,523,236	$2,525,531

See accompanying Notes to Consolidated Financial Statements.

47    OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

Class Y	Six Months Ended November 30, 2016 (Unaudited)	Year Ended May 31, 2016	Year Ended May 29, 2015[1]	Year Ended May 30, 2014[1]	Year Ended May 31, 2013	Period Ended May 31, 2012[2]

Per Share Operating Data
Net asset value, beginning of period	$25.06	$26.55	$26.82	$25.61	$24.85	$24.82

Income (loss) from investment operations:
Net investment income[3]	0.26	0.48	0.49	0.58	0.93	0.42
Net realized and unrealized gain (loss)	(0.58)	(1.38)	0.61	0.76	0.85	(0.39)

Total from investment operations	(0.32)	(0.90)	1.10	1.34	1.78	0.03

Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	(0.26)	(1.37)	(0.13)	(1.02)	0.00
Distributions from net realized gain	0.00	(0.33)	0.00	0.00	0.00	0.00

Total dividends and/or distributions to shareholders	0.00	(0.59)	(1.37)	(0.13)	(1.02)	0.00

Net asset value, end of period	$24.74	$25.06	$26.55	$26.82	$25.61	$24.85

Total Return, at Net Asset Value[4]	(1.24)%	(3.34)%	4.21%	5.27%	7.33%	0.04%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$616	$3,892	$5,855	$453	$337	$10

Average net assets (in thousands)	$1,801	$4,491	$3,235	$418	$16,385	$10

Ratios to average net assets:[5,6]
Net investment income	2.03%	1.89%	1.85%	2.23%	3.56%	4.99%
Expenses excluding specific expenses listed below	2.37%	1.42%	1.37%	1.96%	1.31%	2.26%
Interest and fees from borrowings	0.00%[7]	0.00%[7]	0.00%	0.00%	0.00%	0.00%

Total expenses[8]	2.37%	1.42%	1.37%	1.96%	1.31%	2.26%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.26%	1.25%	1.23%	1.24%	1.21%	1.31%

Portfolio turnover rate	50%	72%	48%	59%[9]	58%[9]	253%[9]

48      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

1. Represents the last business day of the Fund’s reporting period.

2. For the period from January 27, 2012 (inception of offering) to May 31, 2012.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Includes the Fund’s share of the allocated expenses and/or net investment income from the master funds.

7. Less than 0.005%.

8. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended November 30, 2016	2.37%
Year Ended May 31, 2016	1.42%
Year Ended May 29, 2015	1.37%
Year Ended May 30, 2014	1.98%
Year Ended May 31, 2013	1.34%
Period Ended May 31, 2012	2.28%

9. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Year Ended May 30, 2014	$—	$1,631,535
Year Ended May 31, 2013	$5,841,421	$4,110,486
Period Ended May 31, 2012	$2,523,236	$2,525,531

See accompanying Notes to Consolidated Financial Statements.

49      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

NOTES TO CONSOLIDATED

FINANCIAL STATEMENTS November 30, 2016 Unaudited

1. Organization

Oppenheimer Global Multi Strategies Fund (the “Fund”) is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek total return. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

The Fund offers Class A, Class C, Class I and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class I and Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class I and Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A and C shares have separate distribution and/or service plans under which they pay fees. Class I and Class Y shares do not pay such fees.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Basis for Consolidation. The Fund has established a Cayman Islands exempted company, Oppenheimer Global Multi Strategies Fund (Cayman) Ltd., which is wholly-owned and controlled by the Fund (the “Subsidiary”). The Fund and Subsidiary are both managed by the Manager. The Fund may invest up to 25% of its total assets in the Subsidiary. The Subsidiary invests primarily in commodity-linked derivatives (including commodity futures, financial futures, options and swap contracts) and certain fixed-income securities and other investments that may serve as margin or collateral for its derivatives positions. The Subsidiary is subject to the same investment restrictions and guidelines, and follows the same compliance policies and procedures, as the Fund.

The financial statements have been consolidated and include accounts of the Fund and the Subsidiary. Accordingly, all inter-company transactions and balances have been eliminated. At period end, the Fund owned 11,271 shares with net assets of $8,236,941 in the Subsidiary.

Other financial information at period end:

50      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

2. Significant Accounting Policies (Continued)

Total market value of investments*	$—
Net assets	$8,236,941
Net income (loss)	$(52,078)
Net realized gain (loss)	$436,320
Net change in unrealized appreciation/depreciation	$205,311

* At period end, all investments held in the subsidiary are derivatives, which are valued at net unrealized appreciation/depreciation.

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Consolidated Statement of Operations.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. GAAP, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.

The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

Investment Income. Dividend income is recorded on the ex-dividend date or upon

51      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

NOTES TO CONSOLIDATED

FINANCIAL STATEMENTS Unaudited / Continued

2. Significant Accounting Policies (Continued)

ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Consolidated Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Consolidated Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. The Fund has analyzed its tax positions for the fiscal year ended May 31, 2016, including open tax years, and does not believe there are any uncertain tax positions requiring recognition in the Fund’s financial statements.

Subchapter M requires, among other things, that at least 90% of the Fund’s gross income be derived from securities or derived with respect to its business of investing in securities (typically referred to as “qualifying income”). Income from commodity-linked derivatives may not be treated as “qualifying income” for purposes of the 90% gross income requirement. The Internal Revenue Service (IRS) has previously issued a number of private letter rulings which conclude that income derived from commodity index-linked notes and investments in a wholly-owned subsidiary will be “qualifying income.” As a result, the Fund will gain exposure to commodities through commodity-linked notes and its wholly-owned subsidiary.

52      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

2. Significant Accounting Policies (Continued)

The IRS has suspended the granting of private letter rulings pending further review. As a result, there can be no assurance that the IRS will not change its position with respect to commodity-linked notes and wholly-owned subsidiaries. In addition, future legislation and guidance from the Treasury and the IRS may adversely affect the fund’s ability to gain exposure to commodities through commodity-linked notes and its wholly-owned subsidiary.

The Fund is required to include in income for federal income tax purposes all of the subsidiary’s net income and gains whether or not such income is distributed by the subsidiary. Net income and gains from the subsidiary are generally treated as ordinary income by the Fund, regardless of the character of the subsidiary’s underlying income. Net losses from the subsidiary do not pass through to the Fund for federal income tax purposes.

During the fiscal year ended May 31, 2016, the Fund did not utilize any capital loss carryforward to offset capital gains realized in that fiscal year. The Fund had straddle losses of $4,930 which were deferred. Details of the fiscal year ended May 31, 2016 capital loss carryforwards are included in the table below. Capital loss carryforwards with no expiration, if any, must be utilized prior to those with expiration dates. Capital losses with no expiration will be carried forward to future years if not offset by gains.

Expiring
No expiration	$4,568,991

At period end, it is estimated that the capital loss carryforwards would be $11,844,946, which will not expire. The estimated capital loss carryforward represents the carryforward as of the end of the last fiscal year, increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the reporting period, it is estimated that the Fund will not utilize any capital loss carryforward to offset realized capital gains.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

53      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

NOTES TO CONSOLIDATED

FINANCIAL STATEMENTS Unaudited / Continued

2. Significant Accounting Policies (Continued)

Federal tax cost of securities	$93,993,639
Federal tax cost of other investments	(47,294,119)

Total federal tax cost	$46,699,520

Gross unrealized appreciation	$9,678,628
Gross unrealized depreciation	(11,390,685)

Net unrealized depreciation	$(1,712,057)

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Equity securities traded on a securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the official closing price on the principal exchange on which the security is traded, as identified by the Manager, prior to the time when the Fund’s assets are valued. If the official closing price is unavailable, the security is valued at the last sale price on the principal exchange on which it is traded. If the official closing price or last sales price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the exchange, (2) the mean between the bid and

54      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

3. Securities Valuation (Continued)

asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Structured securities, swaps, swaptions, and other over-the-counter derivatives are valued utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Forward foreign currency exchange contracts are valued utilizing current and forward currency rates obtained from third party pricing services. When the settlement date of a contract is an interim date for which a quotation is not available, interpolated values are derived using the nearest dated forward currency rate.

Futures contracts and futures options traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors

Corporate debt, government debt, municipal, mortgage- backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.

Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Structured securities	Relevant market information such as the price of underlying financial instruments, stock market indices, foreign currencies, interest rate spreads, commodities, or the occurrence of other specific events.

Swaps	Relevant market information, including underlying reference assets such as credit spreads, credit event probabilities, index values, individual security values, forward interest rates, variable interest rates, volatility measures, and forward currency rates.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security

55      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

NOTES TO CONSOLIDATED

FINANCIAL STATEMENTS Unaudited / Continued

3. Securities Valuation (Continued)

type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

56      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

3. Securities Valuation (Continued)

The Fund classifies each of its investments in investment companies which are publicly offered as Level 1. Investment companies that are not publicly offered are measured using net asset value as a practical expedient, and are not classified in the fair value hierarchy.

The table below categorizes amounts that are included in the Fund’s Consolidated Statement of Assets and Liabilities at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$2,590,860	$—	$—	$2,590,860
Consumer Staples	362,051	—	—	362,051
Energy	201,217	38,889	—	240,106
Financials	914,573	—	—	914,573
Health Care	860,599	—	14,245	874,844
Industrials	1,017,993	—	—	1,017,993
Information Technology	4,783,425	19,014	—	4,802,439
Materials	873,337	—	—	873,337
Telecommunication Services	534,788	—	—	534,788
Utilities	9,709	1,198	—	10,907
Rights, Warrants and Certificates	8,812	—	—	8,812
Mortgage-Backed Obligations	—	384,521	—	384,521
Non-Convertible Corporate Bonds and Notes	—	33,559,920	—	33,559,920
Event-Linked Bonds	—	20,356,250	—	20,356,250
Short-Term Note	—	18,974,654	—	18,974,654
Investment Companies	3,677,265	—	—	3,677,265

Total Investments, at Value	15,834,629	73,334,446	14,245	89,183,320
Other Financial Instruments:
Swaps, at value	—	4,206,988	—	4,206,988
Centrally cleared swaps, at value	—	1,528,513	—	1,528,513
Futures contracts	898,517	—	—	898,517
Forward currency exchange contracts	—	2,237,742	—	2,237,742

Total Assets excluding investment companies valued using practical expedient	$16,733,146	$81,307,689	$14,245	98,055,080

Investment company valued using practical expedient				2,721,861

Total Assets				$100,776,941

Liabilities Table
Other Financial Instruments:
Swaps, at value	$—	$(1,034,226)	$—	$(1,034,226)
Centrally cleared swaps, at value	—	(2,600,725)	—	(2,600,725)
Options written, at value	—	(159,656)	—	(159,656)
Futures contracts	(2,431,113)	—	—	(2,431,113)

57      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

NOTES TO CONSOLIDATED

FINANCIAL STATEMENTS Unaudited / Continued

3. Securities Valuation (Continued)

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Other Financial Instruments: (Continued)
Forward currency exchange contracts	$—	$(2,305,934)	$—	$(2,305,934)

Total Liabilities	$(2,431,113)	$(6,100,541)	$—	$(8,531,654)

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

The table below shows the transfers between Level 1 and Level 2. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

	Transfers out	Transfers into
	of Level 1*	Level 2*

Assets Table
Investments, at Value:
Common Stocks
Energy	$(44,700)	$44,700

Total Assets	$(44,700)	$44,700

* Transfers from Level 1 to Level 2 are a result of a change from the use of an exchange traded price to a valuation received from a third-party pricing service or a fair valuation determined based on observable market information other than quoted prices from an active market.

4. Investments and Risks

Risks of Foreign Investing. The Fund may invest in foreign securities which are subject to special risks. Securities traded in foreign markets may be less liquid and more volatile than those traded in U.S. markets. Foreign issuers are usually not subject to the same accounting and disclosure requirements that U.S. companies are subject to, which may make it difficult for the Fund to evaluate a foreign company’s operations or financial condition. A change in the value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of investments denominated in that foreign currency and in the value of any income or distributions the Fund may receive on those investments. The value of foreign investments may be affected by exchange control regulations, foreign taxes, higher transaction and other costs, delays in the settlement of transactions, changes in economic or monetary policy in the United States or abroad, expropriation or nationalization of a company’s assets, or other political and economic factors. In addition, due to the inter-relationship of global economies and financial markets, changes in political and economic factors in one country or region could adversely affect conditions in another country or region. Investments in foreign securities may also expose the Fund to time-zone arbitrage risk. Foreign securities may trade on weekends or other days when the Fund does not price its shares. At times, the Fund may emphasize investments in a particular country or region and may be subject to greater risks from adverse

58      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

4. Investments and Risks (Continued)

events that occur in that country or region. Foreign securities and foreign currencies held in foreign banks and securities depositories may be subject to limited or no regulatory oversight.

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Consolidated Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investments in Money Market Instruments. The Fund is permitted to invest its free cash balances in money market instruments to provide liquidity or for defensive purposes. The Fund may invest in money market instruments by investing in Class E shares of Oppenheimer Institutional Government Money Market Fund (“IGMMF”), formerly known as Oppenheimer Institutional Money Market Fund, which is an Affiliated Fund. IGMMF is regulated as a money market fund under the 1940 Act, as amended. The Fund may also invest in money market instruments directly or in other affiliated or unaffiliated money market funds.

Investment in Oppenheimer Master Fund. The Fund is permitted to invest in entities sponsored and/or advised by the Manager or an affiliate. Certain of these entities in which the Fund invests are mutual funds registered under the Investment Company Act of 1940 that expect to be treated as partnerships for tax purposes, specifically Oppenheimer Master Loan Fund, LLC (the “Master Fund”). The Master Fund has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in the Master Fund, the Fund will have greater exposure to the risks of the Master Fund.

The investment objective of the Master Fund is to seek income. The Fund’s investment in the Master Fund is included in the Consolidated Statement of Investments. The Fund recognizes income and gain/(loss) on its investment in the master fund according to its allocated pro-rata share, based on its relative proportion of total outstanding Master Fund shares held, of the total net income earned and the net gain/(loss) realized on investments sold by the Master Fund. As a shareholder, the Fund is subject to its proportional share of the Master Fund’s expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred

59      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

NOTES TO CONSOLIDATED

FINANCIAL STATEMENTS Unaudited / Continued

4. Investments and Risks (Continued)

through the Fund’s investment in the Master Fund. The Fund owns 0.18% of the Master Fund at period end.

Event-Linked Bonds. The Fund may invest in “event-linked” bonds. Event-linked bonds, which are sometimes referred to as “catastrophe” bonds, are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a specific trigger event, such as a hurricane, earthquake, or other occurrence that leads to physical or economic loss. If the trigger event occurs prior to maturity, the Fund may lose all or a portion of its principal in addition to interest otherwise due from the security. Event-linked bonds may expose the Fund to certain other risks, including issuer default, adverse regulatory or jurisdictional interpretations, liquidity risk and adverse tax consequences. The Fund records the net change in market value of event-linked bonds on the Consolidated Statement of Operations as a change in unrealized appreciation or depreciation on investments. The Fund records a realized gain or loss on the Consolidated Statement of Operations upon the sale or maturity of such securities.

Restricted Securities. At period end, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Consolidated Statement of Investments. Restricted securities are reported on a schedule following the Consolidated Statement of Investments.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently miss an interest payment.

Information concerning securities not accruing interest at period end is as follows:

60      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

4. Investments and Risks (Continued)

Cost	$930,447
Market Value	$149,612
Market Value as % of Net Assets	0.14%

Shareholder Concentration. At period end, three shareholders owned 20% or more of the Fund’s total outstanding shares.

The shareholders are related parties of the Fund. Related parties may include, but are not limited to, the investment manager and its affiliates, affiliated broker dealers, fund of funds, and directors or employees. Related parties owned 84% of the Fund’s total outstanding shares at period end.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

61      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

NOTES TO CONSOLIDATED

FINANCIAL STATEMENTS Unaudited / Continued

6. Use of Derivatives

The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to unanticipated changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date. Such contracts are traded in the OTC inter-bank currency dealer market.

Forward contracts are reported on a schedule following the Consolidated Statement of Investments. The unrealized appreciation (depreciation) is reported in the Consolidated Statement of Assets and Liabilities as a receivable (or payable) and in the Consolidated Statement of Operations within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Consolidated Statement of Operations.

The Fund has entered into forward contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to take a positive investment perspective on the related currency. These forward contracts seek to

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6. Use of Derivatives (Continued)

increase exposure to foreign exchange rate risk.

The Fund has entered into forward contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

The Fund has entered into forward contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to take a negative investment perspective on the related currency. These forward contracts seek to increase exposure to foreign exchange rate risk.

The Fund has entered into forward contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

During the reporting period, the Fund had daily average contract amounts on forward contracts to buy and sell of $39,074,850 and $41,091,588, respectively.

Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty to a forward contract will default and fail to perform its obligations to the Fund.

Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a commodity, financial instrument or currency at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts. Futures contracts and options thereon are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value in an account registered in the futures commission merchant’s name. Subsequent payments (variation margin) are paid to or from the futures commission merchant each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains and losses. Should the Fund fail to make requested variation margin payments, the futures commission merchant can gain access to the initial margin to satisfy the Fund’s payment obligations.

Futures contracts are reported on a schedule following the Consolidated Statement of Investments. Securities held by a futures commission merchant to cover initial margin requirements on open futures contracts are noted in the Consolidated Statement of Investments. Cash held by a futures commission merchant to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Consolidated Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Consolidated Statement of Operations. Realized gains (losses) are reported in the Consolidated Statement of Operations at the closing or expiration of futures contracts.

63      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

NOTES TO CONSOLIDATED

FINANCIAL STATEMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

The Fund has purchased futures contracts on various bonds and notes to increase exposure to interest rate risk.

The Fund has sold futures contracts on various bonds and notes to decrease exposure to interest rate risk.

The Fund has purchased futures contracts on various equity indexes to increase exposure to equity risk.

The Fund has sold futures contracts on various equity indexes to decrease exposure to equity risk.

The Fund has purchased futures contracts, which have values that are linked to the price movement of the related volatility indexes, in order to increase exposure to volatility risk.

The Fund has sold futures contracts, which have values that are linked to the price movement of the related volatility indexes, in order to decrease exposure to volatility risk.

The Fund has purchased futures contracts, which have values that are linked to the price movement of the related commodities, in order to increase exposure to commodity risk.

The Fund has sold futures contracts, which have values that are linked to the price movement of the related commodities, in order to decrease exposure to commodity risk.

During the reporting period, the Fund had an ending monthly average market value of $29,576,842 and $74,980,982 on futures contracts purchased and sold, respectively.

Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

Option Activity

The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security, currency or other underlying financial instrument at a fixed price, upon exercise of the option.

Options can be traded through an exchange or through a privately negotiated arrangement with a dealer in an OTC transaction. Options traded through an exchange are generally cleared through a clearinghouse (such as The Options Clearing Corporation). The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Consolidated Statement of Operations. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Consolidated Statement of Operations.

During the reporting period, the Fund had no such purchased option activity.

Options written, if any, are reported in a schedule following the Consolidated Statement of Investments and as a liability in the Consolidated Statement of Assets and Liabilities. Securities held in collateral accounts to cover potential obligations with respect to outstanding written options are noted in the Consolidated Statement of Investments.

64      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

6. Use of Derivatives (Continued)

The risk in writing a call option is that the market price of the security increases and if the option is exercised, the Fund must either purchase the security at a higher price for delivery or, if the Fund owns the underlying security, give up the opportunity for profit. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.

The Fund has written put options on currencies to increase exposure to foreign exchange rate risk. A written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has written call options on currencies to decrease exposure to foreign exchange rate risk. A written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

During the reporting period, the Fund had an ending monthly average market value of $78,567 and $47,017 on written call options and written put options, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Written option activity for the reporting period was as follows:

	Number of Contracts	Amount of Premiums

Options outstanding as of May 31, 2016	2,740,000	$23,690
Options written	11,892,120,000	2,735,697
Options closed or expired	(11,078,740,000)	(2,617,426)

Options outstanding as of November 30, 2016	816,120,000	$141,961

Swap Contracts

The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, the price or volatility of asset or non-asset references, or the occurrence of a credit event, over a specified period. Swaps can be executed in a bi-lateral privately negotiated arrangement with a dealer in an OTC transaction (“OTC swaps”) or executed on a regulated market. Certain swaps, regardless of the venue of their execution, are required to be cleared through a clearinghouse (“centrally cleared swaps”). Swap contracts may include interest rate, equity, debt, index, total return, credit default, currency, and volatility swaps.

Swap contracts are reported on a schedule following the Consolidated Statement of Investments. The values of centrally cleared swap and OTC swap contracts are aggregated by positive and negative values and disclosed separately on the Consolidated Statement of Assets and Liabilities. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund, if any, at termination or settlement. The net change in this amount during the period is included on the Consolidated Statement of Operations. The Fund also records any

65      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

NOTES TO CONSOLIDATED

FINANCIAL STATEMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Consolidated Statement of Operations.

Swap contract agreements are exposed to the market risk factor of the specific underlying reference rate or asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps have embedded leverage, they can expose the Fund to substantial risk in the isolated market risk factor.

Credit Default Swap Contracts. A credit default swap is a contract that enables an investor to buy or sell protection against a defined-issuer credit event, such as the issuer’s failure to make timely payments of interest or principal on a debt security, bankruptcy or restructuring. The Fund may enter into credit default swaps either by buying or selling protection on a corporate issuer, sovereign issuer, or a basket or index of issuers (the “reference asset”).

The buyer of protection pays a periodic fee to the seller of protection based on the notional amount of the swap contract. The seller of protection agrees to compensate the buyer of protection for future potential losses as a result of a credit event on the reference asset. The contract effectively transfers the credit event risk of the reference asset from the buyer of protection to the seller of protection.

The ongoing value of the contract will fluctuate throughout the term of the contract based primarily on the credit risk of the reference asset. If the credit quality of the reference asset improves relative to the credit quality at contract initiation, the buyer of protection may have an unrealized loss greater than the anticipated periodic fee owed. This unrealized loss would be the result of current credit protection being cheaper than the cost of credit protection at contract initiation. If the buyer elects to terminate the contract prior to its maturity, and there has been no credit event, this unrealized loss will become realized. If the contract is held to maturity, and there has been no credit event, the realized loss will be equal to the periodic fee paid over the life of the contract.

If there is a credit event, the buyer of protection can exercise its rights under the contract and receive a payment from the seller of protection equal to the notional amount of the swap less the market value of specified debt securities issued by the reference asset. Upon exercise of the contract the difference between such value and the notional amount is recorded as realized gain (loss) and is included on the Consolidated Statement of Operations.

The Fund has sold credit protection through credit default swaps to increase exposure to the credit risk of individual issuers and/or indexes of issuers that are either unavailable or considered to be less attractive in the bond market.

The Fund has purchased credit protection through credit default swaps to decrease exposure to the credit risk of individual issuers and/or indexes of issuers.

The Fund has purchased credit protection through credit default swaps to take an outright negative investment perspective on the credit risk of an individual issuer or

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6. Use of Derivatives (Continued)

basket or index of issuers as opposed to decreasing its credit risk exposure related to debt securities of such issuer(s) held by the Fund.

For the reporting period, the Fund had ending monthly average notional amounts of $36,702,720 and $14,740,000 on credit default swaps to buy protection and credit default swaps to sell protection, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Interest Rate Swap Contracts. An interest rate swap is an agreement between counterparties to exchange periodic payments based on interest rates. One cash flow stream will typically be a floating rate payment based upon a specified floating interest rate while the other is typically a fixed interest rate.

The Fund has entered into interest rate swaps in which it pays a floating interest rate and receives a fixed interest rate in order to increase exposure to interest rate risk. Typically, if relative interest rates rise, payments made by the Fund under a swap agreement will be greater than the payments received by the Fund.

The Fund has entered into interest rate swaps in which it pays a fixed interest rate and receives a floating interest rate in order to decrease exposure to interest rate risk. Typically, if relative interest rates rise, payments received by the Fund under the swap agreement will be greater than the payments made by the Fund.

For the reporting period, the Fund had ending monthly average notional amounts of $14,992,758 and $16,131,635 on interest rate swaps which pay a fixed rate and interest rate swaps which receive a fixed rate, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Total Return Swap Contracts. A total return swap is an agreement between counterparties to exchange periodic payments based on the value of asset or non-asset references. One cash flow is typically based on a non-asset reference (such as an interest rate) and the other on the total return of a reference asset (such as a security or a basket of securities or securities index). The total return of the reference asset typically includes appreciation or depreciation on the reference asset, plus any interest or dividend payments.

Total return swap contracts are exposed to the market risk factor of the specific underlying financial instrument or index. Total return swaps are less standard in structure than other types of swaps and can isolate and/or include multiple types of market risk factors including equity risk, credit risk, and interest rate risk.

The Fund has entered into total return swaps on various equity securities or indexes to increase exposure to equity risk. These equity risk related total return swaps require the Fund to pay a floating reference interest rate, and an amount equal to the negative price movement of securities or an index (expressed as a percentage) multiplied by the notional amount of the contract. The Fund will receive payments equal to the positive price movement of the same securities or index (expressed as a percentage) multiplied by the notional amount of the contract and, in some cases, dividends paid on the securities.

The Fund has entered into total return swaps on various equity securities or indexes to decrease exposure to equity risk. These equity risk related total return swaps require the Fund to pay an amount equal to the positive price movement of securities or an index

67      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

NOTES TO CONSOLIDATED

FINANCIAL STATEMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

(expressed as a percentage) multiplied by the notional amount of the contract and, in some cases, dividends paid on the securities. The Fund will receive payments of a floating reference interest rate and an amount equal to the negative price movement of the same securities or index (expressed as a percentage) multiplied by the notional amount of the contract.

For the reporting period, the Fund had ending monthly average notional amounts of $97,662,932 and $30,602,713 on total return swaps which are long the reference asset and total return swaps which are short the reference asset, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Volatility Swap Contracts. A volatility swap is an agreement between counterparties to exchange periodic payments based on the measured volatility of a reference security, index, currency or other reference investment over a specified time frame. One cash flow is typically based on the realized volatility of the reference investment as measured by changes in its price or level over the specified time period while the other cash flow is based on a specified rate representing expected volatility for the reference investment at the time the swap is executed, or the measured volatility of a different reference investment over the specified time period. The appreciation or depreciation on a volatility swap will typically depend on the magnitude of the reference investment’s volatility, or size of the movements in its price, over the specified time period, rather than general directional increases or decreases in its price.

Volatility swaps are less standard in structure than other types of swaps and provide pure, or isolated, exposure to volatility risk of the specific underlying reference investment. Volatility swaps are typically used to speculate on future volatility levels, to trade the spread between realized and expected volatility, or to decrease the volatility exposure of investments held by the Fund.

Variance swaps are a type of volatility swap where counterparties agree to exchange periodic payments based on the measured variance (or the volatility squared) of a reference security, index, or other reference investment over a specified time period. At payment date, a net cash flow will be exchanged based on the difference between the realized variance of the reference investment over the specified time period and the specified rate representing expected variance for the reference investment at the time the swap is executed multiplied by the notional amount of the contract.

The Fund has entered into volatility swaps to increase exposure to the volatility risk of various reference investments. These types of volatility swaps require the Fund to pay the measured volatility and receive a fixed rate payment. If the measured volatility of the related reference investment increases over the period, the swaps will depreciate in value. Conversely, if the measured volatility of the related reference investment decreases over the period, the swaps will appreciate in value.

The Fund has entered into volatility swaps to decrease exposure to the volatility risk of various reference investments. These types of volatility swaps require the Fund to pay a fixed rate payment and receive the measured volatility. If the measured volatility of the related reference investment increases over the period, the swaps will appreciate in value.

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6. Use of Derivatives (Continued)

Conversely, if the measured volatility of the related reference investment decreases over the period, the swaps will depreciate in value.

For the reporting period, the Fund had ending monthly average notional amounts of $42,438 and $12,623 on volatility swaps which pay measured volatility/variance and volatility swaps which receive measured volatility/variance, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund. For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform.

To reduce counterparty risk with respect to OTC transactions, the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allow the Fund to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC positions in swaps, options, swaptions, and forward currency exchange contracts for each individual counterparty. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

At period end, the Fund has required certain counterparties to post collateral of $3,615,895.

ISDA master agreements include credit related contingent features which allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Consolidated Statement of Assets and Liabilities. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for centrally cleared swaps is generally considered lower than

69      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

NOTES TO CONSOLIDATED

FINANCIAL STATEMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for centrally cleared swaps.

With respect to centrally cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate centrally cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including centrally cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund or the counterparty.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Consolidated Statement of Assets and Liabilities as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Consolidated Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g. $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

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6. Use of Derivatives (Continued)

The following table presents by counterparty the Fund’s OTC derivative assets net of the related collateral pledged by the Fund at period end:

		Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities
Counterparty	Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities*	Financial Instruments Available for Offset	Financial Instruments Collateral Received**	Cash Collateral Received**	Net Amount

Bank of America NA	$577,090	$(480,196)	$–	$–	$96,894
Citibank NA	506,698	(506,698)	–	–	–
Deutsche Bank AG	248,709	(62,310)	–	–	186,399
Goldman Sachs Bank USA	11,280	(11,280)	–	–	–
Goldman Sachs International	3,754,965	(377,426)	(3,377,539)	–	–
HSBC Bank USA NA	101,939	(101,939)	–	–	–
JPMorgan Chase Bank NA	1,241,093	(1,241,093)	–	–	–
Toronto Dominion Bank	2,956	(2,956)	–	–	–

	$6,444,730	$(2,783,898)	$(3,377,539)	$–	$283,293

*OTC derivatives are reported gross on the Consolidated Statement of Assets and Liabilities. Exchange traded options and margin related to centrally cleared swaps and futures, if any, are excluded from these reported amounts.

**Reported collateral posted for the benefit of the Fund within this table is limited to the net outstanding amount due from an individual counterparty. The collateral posted for the benefit of the Fund may exceed these amounts.

The following table presents by counterparty the Fund’s OTC derivative liabilities net of the related collateral pledged by the Fund at period end:

		Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities
Counterparty	Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities*	Financial Instruments Available for Offset	Financial Instruments Collateral Pledged**	Cash Collateral Pledged**	Net Amount

Bank of America NA	$(480,196)	$480,196	$–	$–	$–
Citibank NA	(943,101)	506,698	347,536	–	(88,867)
Deutsche Bank AG	(62,310)	62,310	–	–	–
Goldman Sachs Bank USA	(97,194)	11,280	–	–	(85,914)
Goldman Sachs Group, Inc. (The)	(41,358)	–	–	–	(41,358)
Goldman Sachs International	(377,426)	377,426	–	–	–
HSBC Bank USA NA	(155,833)	101,939	–	–	(53,894)

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NOTES TO CONSOLIDATED

FINANCIAL STATEMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

		Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities
Counterparty	Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities*	Financial Instruments Available for Offset	Financial Instruments Collateral Pledged**	Cash Collateral Pledged**	Net Amount

JPMorgan Chase Bank NA	$(1,286,625)	$1,241,093	$45,532	$–	$–
Morgan Stanley & Co., Inc.	(26,820)	–	–	–	(26,820)
Toronto Dominion Bank	(28,953)	2,956	–	–	(25,997)

	$(3,499,816)	$2,783,898	$393,068	$–	$(322,850)

*OTC derivatives are reported gross on the Consolidated Statement of Assets and Liabilities. Exchange traded options and margin related to centrally cleared swaps and futures, if any, are excluded from these reported amounts.

**Reported collateral pledged within this table is limited to the net outstanding amount due from the Fund. The securities pledged as collateral by the Fund as reported on the Consolidated Statements of Investments may exceed these amounts.

The following table presents the valuations of derivative instruments by risk exposure as reported within the Consolidated Statement of Assets and Liabilities at period end:

	Asset Derivatives			Liability Derivatives
Derivatives Not Accounted for as Hedging Instruments	Consolidated Statement of Assets and Liabilities Location	Value		Consolidated Statement of Assets and Liabilities Location	Value

Equity contracts	Swaps, at value	$4,184,613		Swaps, at value	$940,180
Volatility contracts	Swaps, at value	22,375		Swaps, at value	94,046
Credit contracts	Centrally cleared swaps, at value	619,957		Centrally cleared swaps, at value	2,056,698
Interest rate contracts	Centrally cleared swaps, at value	908,556		Centrally cleared swaps, at value	544,027
Commodity contracts	Variation margin receivable	222,358	*	Variation margin payable	10,859	*
Equity contracts	Variation margin receivable	157,406	*	Variation margin payable	133,752	*
Interest rate contracts	Variation margin receivable	109,859	*
Volatility contracts				Variation margin payable	4,150	*
Forward currency exchange contracts	Unrealized appreciation on forward currency exchange contracts	2,237,742		Unrealized depreciation on forward currency exchange contracts	2,305,934
Foreign exchange contracts				Options written, at value	159,656

Total		$8,462,866			$6,249,302

* Includes only the current day’s variation margin. Prior variation margin movements have been reflected in cash on the Consolidated Statement of Assets and Liabilities upon receipt or payment.

The effect of derivative instruments on the Consolidated Statement of Operations is as follows:

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6. Use of Derivatives (Continued)

Amount of Realized Gain or (Loss) Recognized on Derivatives

Derivatives Not Accounted for as Hedging Instruments	Closing and expiration of option contracts written	Closing and expiration of futures contracts	Foreign currency transactions	Swap contracts	Total

Commodity contracts	$—	$436,320	$—	$—	$436,320
Credit contracts	—	—	—	(864,616)	(864,616)
Equity contracts	—	(6,800,301)	—	(2,374,089)	(9,174,390)
Forward currency exchange contracts	2,617,426	—	(3,034,783)	—	(417,357)
Interest rate contracts	—	391,217	—	108,989	500,206
Volatility contracts	—	(109,242)	—	(2,333,180)	(2,442,422)

Total	$2,617,426	$(6,082,006)	$(3,034,783)	$(5,462,896)	$(11,962,259)

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives

Derivatives Not Accounted for as Hedging Instruments	Option contracts written	Futures contracts	Translation of assets and liabilities denominated in foreign currencies	Swap contracts	Total

Commodity contracts	$—	$205,313	$—	$—	$205,313
Credit contracts	—	—	—	(408,641)	(408,641)
Equity contracts	—	959,764	—	2,304,409	3,264,173
Forward currency exchange contracts	(11,186)	—	64,356	—	53,170
Interest rate contracts	—	41,334	—	133,319	174,653
Volatility contracts	—	(14,159)	—	90,254	76,095

Total	$(11,186)	$1,192,252	$64,356	$2,119,341	$3,364,763

7. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Six Months Ended November 30, 2016		Year Ended May 31, 2016
	Shares	Amount	Shares	Amount

Class A
Sold	35,450	$897,904	95,636	$2,415,258
Dividends and/or distributions reinvested	—	—	4,866	119,834
Redeemed	(145,488)	(3,683,197)	(331,647)	(8,517,845)

Net decrease	(110,038)	$(2,785,293)	(231,145)	$(5,982,753)

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NOTES TO CONSOLIDATED

FINANCIAL STATEMENTS Unaudited / Continued

7. Shares of Beneficial Interest (Continued)

	Six Months Ended November 30, 2016		Year Ended May 31, 2016
	Shares	Amount	Shares	Amount

Class C
Sold	11,869	$294,878	81,013	$2,013,196
Dividends and/or distributions reinvested	—	—	1,751	42,455
Redeemed	(53,128)	(1,304,864)	(25,947)	(640,717)

Net increase (decrease)	(41,259)	$(1,009,986)	56,817	$1,414,934

Class I
Sold	157,466	$4,016,794	631,054	$16,332,678
Dividends and/or distributions reinvested	—	—	101,122	2,500,748
Redeemed	(344,871)	(8,738,446)	(529,956)	(13,476,007)

Net increase (decrease)	(187,405)	$(4,721,652)	202,220	$5,357,419

Class Y
Sold	8,644	$216,730	109,266	$2,744,195
Dividends and/or distributions reinvested	—	—	4,344	106,179
Redeemed	(139,087)	(3,503,863)	(178,819)	(4,514,845)

Net decrease	(130,443)	$(3,287,133)	(65,209)	$(1,664,471)

8. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IGMMF, for the reporting period were as follows:

	Purchases	Sales

Investment securities	$35,121,541	$35,809,206
U.S. government and government agency obligations	—	18,261

9. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $500 million	0.85%
Next $500 million	0.82
Next $4 billion	0.80
Over $5 billion	0.75

The Manager also provides investment management related services to the Subsidiary. The Subsidiary pays the Manager a monthly management fee at an annual rate according to the above schedule. The Subsidiary also pays certain other expenses including custody and directors’ fees.

The Fund’s effective management fee for the reporting period was 0.85% of average annual net assets before any Subsidiary management fees or any applicable waivers.

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9. Fees and Other Transactions with Affiliates (Continued)

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund and the Subsidiary. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund and the Subsidiary, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets. Fees incurred and average net assets for each class with respect to these services are detailed in the Consolidated Statement of Operations and Consolidated Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustees under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustees. The Fund purchases shares of the funds selected for deferral by the Trustees in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Consolidated Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts

75      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

NOTES TO CONSOLIDATED

FINANCIAL STATEMENTS Unaudited / Continued

9. Fees and Other Transactions with Affiliates (Continued)

that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Consolidated Statement of Operations.

Distribution and Service Plan for Class C Shares. The Fund has adopted a Distribution and Service Plan (the “Plan”) for Class C shares pursuant to Rule 12b-1 under the 1940 Act to compensate the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the Plan, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class C shares’ daily net assets. The Fund also pays a service fee under the Plan at an annual rate of 0.25% of daily net assets. The Plan continues in effect from year to year only if the Fund’s Board of Trustees votes annually to approve their continuance at an in person meeting called for that purpose. Fees incurred by the Fund under the Plan are detailed in the Consolidated Statement of Operations.

Sales Charges. Front-end sales charges and CDSC do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Six Months Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor

November 30, 2016	$2,510	$39	$67

Waivers and Reimbursements of Expenses. The Manager has voluntarily agreed to waive fees and/or reimburse expenses to limit the Fund’s “Expenses after payments, waivers and/ or reimbursements and reduction to custodian expenses” (excluding any applicable dividend expense, taxes, interest and fees from borrowing, any subsidiary expenses, Acquired Fund Fees and Expenses, brokerage commissions, unusual and infrequent expenses and certain other Fund expenses) so that, as percentages of average daily net assets, those expenses will not exceed the annual rate of 1.25% for Class A shares, 2.08% for Class C shares, 1.00% for Class I shares and 1.15% for Class Y shares. During the reporting period, the Manager waived fees and/or reimbursed the Fund $10,450, $5,854, $24,576 and $1,458 for Class A, Class C, Class I and Class Y, respectively.

The Manager has contractually agreed to waive the management fee it receives from the Fund in an amount equal to the management fee it receives from the Subsidiary. During the

76      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

9. Fees and Other Transactions with Affiliates (Continued)

reporting period, the Manager waived $33,689.

The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investments in Affiliated Funds. During the reporting period, the Manager waived fees and/or reimbursed the Fund $9,601 for these management fees.

During the reporting period, the Manager also voluntarily reimbursed $505,438 of additional Fund expenses.

Waivers and/or reimbursements may be modified or terminated as set forth according to the terms in the prospectus.

10. Borrowing and Other Financing

Joint Credit Facility. A number of mutual funds managed by the Manager participate in a $1.3 billion revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with atypical redemption activity. Expenses and fees related to the Facility are paid by the participating funds and are disclosed separately or as other expenses on the Consolidated Statement of Operations. The Fund did not utilize the Facility during the reporting period.

11. Pending Litigation

In 2009, several putative class action lawsuits were filed and later consolidated before the U.S. District Court for the District of Colorado in connection with the investment performance of Oppenheimer Rochester California Municipal Fund (the “California Fund”), a fund advised by OppenheimerFunds, Inc. (“OFI”) and distributed by OppenheimerFunds Distributor, Inc. (“OFDI”). The plaintiffs asserted claims against OFI, OFDI and certain present and former trustees and officers of the California Fund under the federal securities laws, alleging, among other things, that the disclosure documents of the California Fund contained misrepresentations and omissions and the investment policies of the California Fund were not followed. An amended complaint and a motion to dismiss were filed, and in 2011, the court issued an order which granted in part and denied in part the defendants’ motion to dismiss. In October 2015, following a successful appeal by defendants and a subsequent hearing, the court granted plaintiffs’ motion for class certification and appointed class representatives and class counsel.

OFI and OFDI believe the suit is without merit; that it is premature to render any opinion as to the likelihood of an outcome unfavorable to them in the suit; and that no estimate can yet be made as to the amount or range of any potential loss. Furthermore, OFI believes that the suit should not impair the ability of OFI or OFDI to perform their respective duties to the Fund and that the outcome of the suit should not have any material effect on the operations of any of the Oppenheimer funds.

77      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY

AND SUB-ADVISORY AGREEMENTS Unaudited

The Fund has entered into an investment advisory agreement with OFI Global Asset Management, Inc. (“OFI Global” or the “Adviser”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”) (“OFI Global” and “OFI” together the “Managers”) and OFI Global has entered into a sub-advisory agreement with OFI whereby OFI provides investment sub-advisory services to the Fund (collectively, the “Agreements”). Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to approve the terms of the Agreements and the renewal thereof. The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Managers provide, such information as may be reasonably necessary to evaluate the terms of the Agreements. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition to in-person meetings focused on this evaluation, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

The Managers and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Managers’ services, (ii) the comparative investment performance of the Fund and the Managers, (iii) the fees and expenses of the Fund, including comparative fee and expense information, (iv) the profitability of the Managers and their affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Managers from their relationship with the Fund. The Board was aware that there are alternatives to retaining the Managers.

Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.

Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Managers’ key personnel who provide such services. The Managers’ duties include providing the Fund with the services of the portfolio manager and the Sub-Adviser’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; and securities trading services. OFI Global is responsible for oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions; risk management; and oversight of the Sub-Adviser. OFI Global is also responsible for providing certain administrative services to the Fund. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the U.S. Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by federal and state securities laws for the sale of the Fund’s shares. OFI Global also provides the Fund with office space, facilities and equipment.

78      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

The Board also considered the quality of the services provided and the quality of the Managers’ resources that are available to the Fund. The Board took account of the fact that the Sub-Adviser has over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Managers’ advisory, administrative, accounting, legal, compliance and risk management services, and information the Board has received regarding the experience and professional qualifications of the Managers’ key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Caleb Wong, the portfolio manager for the Fund, and the Sub-Adviser’s investment team and analysts. The Board members also considered the totality of their experiences with the Managers as directors or trustees of the Fund and other funds advised by the Managers. The Board considered information regarding the quality of services provided by affiliates of the Managers, which the Board members have become knowledgeable about through their experiences with the Managers and in connection with the renewal of the Fund’s service agreements. The Board concluded, in light of the Managers’ experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreements.

Investment Performance of the Managers and the Fund. Throughout the year, the Managers provided information on the investment performance of the Fund, the Adviser and the Sub-Adviser, including comparative performance information. The Board also reviewed information, prepared by the Managers and by the independent consultant, comparing the Fund’s historical performance to relevant benchmarks or market indices and to the performance of other retail funds in the multialternative category. The Board noted that the Fund’s one-year, three-year and five-year performance was below its category median.

Fees and Expenses of the Fund. The Board reviewed the fees paid to the Adviser and the other expenses borne by the Fund. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other retail front-end load multialternative funds with comparable asset levels and distribution features. After discussions with the Board, the Adviser has contractually agreed to waive fees and/ or reimburse the Fund so that the total annual fund operating expenses, excluding certain expenses, as a percentage of average daily net assets will not exceed the following annual rates: 1.25% for Class A shares, 2.08% for Class C shares, 1.15% for Class Y shares and 1.00% for Class I shares, as calculated on the daily net assets of the Fund. This contractual fee waiver and/or expense reimbursement may not be amended or withdrawn for one year from the date of the Fund’s prospectus, unless approved by the Board. The Board noted that the Fund’s contractual management fee and total expenses, net of waivers, were lower than its peer group median and category median.

Economies of Scale and Profits Realized by the Managers. The Board considered information regarding the Managers’ costs in serving as the Fund’s investment adviser and sub-adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Managers’ profitability from their relationship with the Fund. The Board also considered that the Managers must be able to pay and retain experienced professional personnel at competitive rates to provide quality

79      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY

AND SUB-ADVISORY AGREEMENTS Unaudited / Continued

services to the Fund. The Board reviewed whether the Managers may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.

Other Benefits to the Managers. In addition to considering the profits realized by the Managers, the Board considered information that was provided regarding the direct and indirect benefits the Managers receive as a result of their relationship with the Fund, including compensation paid to the Managers’ affiliates and research provided to the Adviser in connection with permissible brokerage arrangements (soft dollar arrangements).

Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Managers within the meaning and intent of the Securities and Exchange Commission Rules.

Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreements through September 30, 2017. In arriving at its decision, the Board did not identify any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreements, including the management fees, in light of all the surrounding circumstances.

80      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES;

UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Guidelines under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Guidelines is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

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OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

Trustees and Officers	Brian F. Wruble, Chairman of the Board of Trustees and Trustee
Beth Ann Brown, Trustee
Matthew P. Fink, Trustee
Edmund P. Giambastiani, Jr., Trustee
Elizabeth Krentzman, Trustee
Mary F. Miller, Trustee
Joel W. Motley, Trustee
Joanne Pace, Trustee
Daniel Vandivort, Trustee
Arthur P. Steinmetz, Trustee, President and Principal Executive Officer
Caleb Wong, Vice President
Cynthia Lo Bessette, Secretary and Chief Legal Officer
Jennifer Foxson, Vice President and Chief Business Officer
Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money
Laundering Officer
Brian S. Petersen, Treasurer and Principal Financial & Accounting Officer

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder	OFI Global Asset Management, Inc.
Servicing Agent

Sub-Transfer Agent	Shareholder Services, Inc.
DBA OppenheimerFunds Services

Independent Registered	KPMG LLP
Public Accounting Firm

Legal Counsel	Kramer Levin Naftalis & Frankel LLP

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.

© 2017 OppenheimerFunds, Inc. All rights reserved.

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PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

●	Applications or other forms
●	When you create a user ID and password for online account access
●	When you enroll in eDocs Direct,SM our electronic document delivery service
●	Your transactions with us, our affiliates or others
●	Technologies on our website, including: “cookies” and web beacons, which are used to collect data on the pages you visit and the features you use.

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

Copies of confirmations, account statements and other documents reporting activity in your fund accounts are made available to your financial advisor (as designated by you). We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

83      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

PRIVACY POLICY NOTICE Continued

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website. As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

●	All transactions, including redemptions, exchanges and purchases, are secured by SSL and 256-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.
●	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.
●	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, safeguard that information. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated November 2016. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about this privacy policy, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

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Visit us at oppenheimerfunds.com for 24-hr access to

account information and transactions or call us at 800.CALL

OPP (800.225.5677) for 24-hr automated information and

automated transactions. Representatives also available

Mon–Fri 8am-8pm ET.

Visit Us
oppenheimerfunds.com

Call Us
800 225 5677

Follow Us
Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc. 225 Liberty Street, New York, NY 10281-1008 © 2017 OppenheimerFunds Distributor, Inc. All rights reserved.
RS0853.001.1116 January 24, 2017

Item 2. Code of Ethics.

Not applicable to semiannual reports.

Item 3. Audit Committee Financial Expert.

Not applicable to semiannual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable to semiannual reports.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11. Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 11/30/2016, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Not applicable to semiannual reports.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Global Multi Strategies Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	1/13/2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	1/13/2017

By:	/s/ Brian S. Petersen
Brian S. Petersen
Principal Financial Officer
Date:	1/13/2017